Exhibit 10.2

COLLATERAL TRUST AND INTERCREDITOR AGREEMENT

Dated as of March 13, 2009

among

iSTAR FINANCIAL INC.,

iSTAR TARA HOLDINGS LLC,

iSTAR TARA LLC,

AND THE OTHER PARTIES HERETO

JPMORGAN CHASE BANK, N.A.,

as First Priority Agent

JPMORGAN CHASE BANK, N.A.,

as 2011 Second Priority Agent

JPMORGAN CHASE BANK, N.A.,

as 2012 Second Priority Agent

and

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,

as Collateral Trustee

4.7	Trustee’s Lien	26
4.8	Further Assurances	26
4.9	Inspection of Properties and Books; Collateral Accountings	27

SECTION 5. THE COLLATERAL TRUSTEE		27

5.1	Acceptance of Trust	27
5.2	Exculpatory Provisions	27
5.3	Delegation of Duties	29
5.4	Reliance by Collateral Trustee	30
5.5	Limitations on Duties of Trustee	31
5.6	Moneys to be Held in Trust	32
5.7	Resignation and Removal of the Collateral Trustee	32
5.8	Status of Successor Collateral Trustee	34
5.9	Merger of the Collateral Trustee	34
5.10	Co-Collateral Trustee; Separate Collateral Trustee	34
5.11	Treatment of Payee or Indorsee by Collateral Trustee; Representatives of Secured Parties	35

SECTION 6. MISCELLANEOUS		36

6.1	Notices	36
6.2	No Waivers	36
6.3	Amendments, Supplements and Waivers	36
6.4	Headings	38
6.5	Severability	38
6.6	Successors and Assigns	38
6.7	Currency Conversions	38
6.8	Acknowledgements	38
6.9	Governing Law	39
6.10	Counterparts	39
6.11	Termination and Release	39
6.12	New Grantors	42
6.13	Inspection by Regulatory Agencies	42
6.14	Confidentiality	42
6.15	Submission to Jurisdiction; Waivers	43
6.16	WAIVERS OF JURY TRIAL	43

SECTION 7. DESIGNATION OF ADDITIONAL DEBT		43

7.1	Designations of Additional Debt	43
7.2	Termination of Designation	44

SECTION 8. INTERCREDITOR PROVISIONS		44

8.1	Second Priority Debt	44
8.2	Junior Priority Debt	49
8.3	First Priority Obligations Unconditional	55

8.4	Second Priority Obligations Unconditional	56
8.5	Information Concerning Financial Condition of the Grantors	56

ANNEXES

I	Trust Security Documents

EXHIBITS

A	Form of Notice of Event of Default
B	Form of Joinder Agreement
C	Form of Notice of Designation of Additional Debt
D	Form of Notice of Cancellation
E	Form of Notice of Acceleration
F	Form of Notice of Foreclosure

v

COLLATERAL TRUST AND INTERCREDITOR AGREEMENT, dated as of March 13, 2009, among iSTAR FINANCIAL INC. (the “Company”), a Maryland corporation, iSTAR TARA HOLDINGS LLC, a Delaware limited liability company (“Tara Holdco”), iSTAR TARA LLC, a Delaware limited liability company (“Tara”), the direct and indirect subsidiaries of Tara Holdco from time to time parties hereto (together with Tara Holdco and Tara, the “Grantors”), JPMORGAN CHASE BANK, N.A., as First Priority Agent (as defined below), JPMORGAN CHASE BANK, N.A., as 2011 Second Priority Agent (as defined below), JPMORGAN CHASE BANK, N.A., as 2012 Second Priority Agent (as defined below) and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Collateral Trustee (together with any successors, the “Collateral Trustee”).

W I T N E S S E T H:

WHEREAS, the Grantors have agreed to secure guarantees by them of certain obligations of the Company from time to time outstanding.

DECLARATION OF TRUST:

NOW, THEREFORE, in order to secure the prompt and complete payment and performance when due of the Secured Obligations (such term and certain other capitalized terms used hereinafter being defined in subsection 1.1) and in consideration of the premises and the mutual agreements set forth herein, the Collateral Trustee does hereby declare that it holds and will hold as trustee in trust under this Collateral Trust Agreement all of its right, title and interest in, to and under the Trust Security Documents and the collateral granted to the Collateral Trustee thereunder whether now existing or hereafter arising (and the Grantors do hereby consent thereto).

TO HAVE AND TO HOLD the Trust Security Documents and the entire Collateral (the right, title and interest of the Collateral Trustee in the Trust Security Documents and the Collateral being hereinafter referred to as the “Trust Estate”) unto the Collateral Trustee and its successors in trust under this Collateral Trust Agreement and its assigns forever.

IN TRUST NEVERTHELESS, under and subject to the conditions herein set forth and for the benefit of the Secured Parties, and for the enforcement of the payment of all Secured Obligations, and as security for the performance of and compliance with the covenants and conditions of this Collateral Trust Agreement, each of the Secured Instruments and each of the Trust Security Documents.

PROVIDED, HOWEVER, that these presents are upon the condition that if the Grantors, their successors or assigns, shall satisfy the conditions set forth in subsection 6.11(a), then this Collateral Trust Agreement, and the estates and rights hereby assigned, shall cease and be void; otherwise they shall remain and be in full force and effect.

IT IS HEREBY FURTHER COVENANTED AND DECLARED, that the Trust Estate is to be held and applied by the Collateral Trustee, subject to the further covenants, conditions and trusts hereinafter set forth.

SECTION 1.
DEFINED TERMS

1.1       Definitions.  (a)  Unless otherwise defined herein, terms defined in the First Priority Credit Agreement and used herein shall have the meanings given to them in the First Priority Credit Agreement (as defined below but without giving effect to clause (ii) of the definition thereof or any termination thereof).

(b)           The following terms shall have the respective meanings set forth below:

“2011 Second Priority Agent” shall mean JPMorgan Chase Bank, N.A., in its capacity as administrative agent under the 2011 Second Priority Credit Agreement, and any successor 2011 Second Priority Agent appointed thereunder.

“2011 Second Priority Credit Agreement” shall mean (i) the $1,700,000,000 Second Priority Credit Agreement, dated as of the Effective Date, among the Company, the banks from time to time parties thereto, and JPMorgan Chase Bank, N.A., as administrative agent, and the other agents named therein, and (ii) any other credit agreement, loan agreement, note agreement, promissory note, indenture or other agreement or instrument evidencing or governing the terms of any Indebtedness or other financial accommodation that has been incurred to Refinance (whether by the same or different banks) in whole or in part (under one or more agreements) the Indebtedness and other obligations outstanding under the 2011 Second Priority Credit Agreement referred to in clause (i) above or any other agreement or instrument referred to in this clause (ii) (including, without limitation, adding or removing any Person as a borrower, guarantor or other obligor thereunder) unless such agreement or instrument expressly provides that it is not a 2011 Second Priority Credit Agreement hereunder.

“2011 Second Priority Guarantee” shall mean (i) the Guarantee Agreement, dated as of the Effective Date, delivered by, among others, the Grantors pursuant to the 2011 Second Priority Credit Agreement, and (ii) any guarantee or similar document entered into in connection with a Refinancing of the Indebtedness under the 2011 Second Priority Credit Agreement.

“2011 Second Priority Collateral Documents” shall mean (i) the “Collateral Documents” as such term is defined in the 2011 Second Priority Credit Agreement, and (ii) any collateral documents or similar documents entered into in connection with a Refinancing of the Indebtedness under the 2011 Second Priority Credit Agreement.

“2011 Second Priority Loan Documents” shall mean (i) the “Loan Documents” as such term is defined in the 2011 Second Priority Credit Agreement, and (ii) any loan documents or similar documents entered into in connection with a Refinancing of the Indebtedness under the 2011 Second Priority Credit Agreement.

“2011 Second Priority Secured Obligations” shall mean, with respect to any Grantor, all obligations and liabilities of such Grantor which may arise under or in connection with the 2011 Second Priority Guarantee or any other 2011 Second Priority Collateral Documents, in each case whether on account of guarantee obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel that are required to be paid by such Grantor pursuant to the terms of the 2011 Second Priority Guarantee or any other 2011 Second Priority Collateral Documents); provided, however, that to the extent any payment with respect to the 2011 Second Priority Secured Obligations (whether by or on behalf of any Grantor, as proceeds of Collateral, enforcement of any right of set off or otherwise) is declared to be fraudulent or preferential in any respect, set aside or required to be paid to a debtor in possession, trustee, receiver or similar Person, then the obligation or part thereof originally intended to be satisfied shall be deemed to be reinstated and outstanding as if such payment had not occurred.

“2012 Second Priority Agent” shall mean JPMorgan Chase Bank, N.A., in its capacity as administrative agent under the 2012 Second Priority Credit Agreement, and any successor 2012 Second Priority Agent appointed thereunder.

“2012 Second Priority Credit Agreement” shall mean (i) the $950,000,000 Second Priority Credit Agreement, dated as of the Effective Date, among the Company, the banks from time to time parties thereto, JPMorgan Chase Bank, N.A., as administrative agent, and the other agents named therein , and (ii) any other credit agreement, loan agreement, note agreement, promissory note, indenture or other agreement or instrument evidencing or governing the terms of any Indebtedness or other financial accommodation that has been incurred to Refinance (whether by the same or different banks) in whole or in part (under one or more agreements) the Indebtedness and other obligations outstanding under the 2012 Second Priority Credit Agreement referred to in clause (i) above or any other agreement or instrument referred to in this clause (ii) (including, without limitation, adding or removing any Person as a borrower, guarantor or other obligor thereunder) unless such agreement or instrument expressly provides that it is not a 2012 Second Priority Credit Agreement hereunder.

“2012 Second Priority Guarantee” shall mean (i) the Guarantee Agreement, dated as of the Effective Date, delivered by, among others, the Grantors pursuant to the 2012 Second Priority Credit Agreement, and (ii) any guarantee or similar document entered into in connection with a Refinancing of the Indebtedness under the 2012 Second Priority Credit Agreement.

“2012 Second Priority Collateral Documents” shall mean (i) the “Collateral Documents” as such term is defined in the 2012 Second Priority Credit Agreement, and (ii) any collateral documents or similar documents entered into in connection with a Refinancing of the Indebtedness under the 2012 Second Priority Credit Agreement.

“2012 Second Priority Loan Documents” shall mean (i) the “Loan Documents” as such term is defined in the 2012 Second Priority Credit Agreement, and (ii) any loan documents or similar documents entered into in connection with a Refinancing of the Indebtedness under the 2012 Second Priority Credit Agreement.

“2012 Second Priority Secured Obligations” shall mean, with respect to any Grantor, all obligations and liabilities of such Grantor which may arise under or in connection with the 2012 Second Priority Guarantee or any other 2012 Second Priority Collateral Documents, in each case whether on account of guarantee obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel that are required to be paid by such Grantor pursuant to the terms of the 2012 Second Priority Guarantee or any other 2012 Second Priority Collateral Documents); provided, however, that to the extent any payment with respect to the 2012 Second Priority Secured Obligations (whether by or on behalf of any Grantor, as proceeds of Collateral, enforcement of any right of set off or otherwise) is declared to be fraudulent or preferential in any respect, set aside or required to be paid to a debtor in possession, trustee, receiver or similar Person, then the obligation or part thereof originally intended to be satisfied shall be deemed to be reinstated and outstanding as if such payment had not occurred.

“Acceleration Event” shall mean, with respect to any of the Secured Obligations, (i) such Secured Obligations have not been paid in full at the stated final maturity thereof and any applicable grace period has expired or (ii) a default has occurred under the relevant Secured Instrument and, as a result thereof, all such Secured Obligations outstanding have become due and payable and have not been paid in full or, in the case of any reimbursement obligation in respect of an outstanding letter of credit or similar instrument, a requirement for cash collateralization has not been satisfied as of the time such requirement is to be satisfied pursuant to the relevant Secured Instrument.

“Additional Debt” shall mean, collectively at any time, any Second Priority Additional Debt and any Junior Priority Additional Debt then outstanding.

“Additional Debt Documents” shall mean, collectively at any time, any Second Priority Additional Debt Documents and any Junior Priority Additional Debt Documents then in effect.

“Bankruptcy Code” shall mean the United States Bankruptcy Code (11 U.S.C. §101 et seq.), as amended from time to time.

“Bankruptcy Law” shall mean each of the Bankruptcy Code and any similar federal, state or foreign law for the relief of debtors.

“Capital Stock” shall mean any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants, rights or options to purchase any of the foregoing.

“Class” shall mean, as the context may require, the First Priority Class, the Second Priority Class and the Junior Priority Class.

“Collateral” shall mean, collectively, all collateral in which the Collateral Trustee is granted a security interest pursuant to any Trust Security Document.

“Collateral Account” shall have the meaning assigned in subsection 3.1.

“Collateral Enforcement Action” shall mean, with respect to any Secured Party, for such Secured Party, whether or not in consultation with any other Secured Party, to exercise, seek to exercise, join any Person in exercising or to institute or to maintain or to participate in any action or proceeding with respect to, any rights or remedies with respect to any Collateral, including (i) instituting or maintaining, or joining any Person in instituting or maintaining, any enforcement, contest, protest, attachment, collection, execution, levy or foreclosure action or proceeding with respect to any Collateral, whether under any Secured Instrument, Trust Security Document or otherwise, (ii) exercising any right of set-off with respect to any Grantor, or (iii) exercising any other right or remedy under the Uniform Commercial Code of any applicable jurisdiction or under any Bankruptcy Law or other applicable law.

“Collateral Trust Agreement” shall mean this Collateral Trust and Intercreditor Agreement.

“Collateral Trustee” shall have the meaning set forth in the preamble hereto.

“Company” shall have the meaning set forth in the recitals hereto.

“Controlling Party” shall mean (a) at any time when any First Priority Secured Obligations or commitments in respect thereof remain outstanding, the First Priority Agent, (b) at any time when the foregoing clause (a) is not applicable and any 2011 Second Priority Secured Obligations or 2012 Second Priority Secured Obligations or commitments in respect thereof remain outstanding, the Second Priority Credit Agents acting together, (c) at any time when the foregoing clauses (a) and (b) are not applicable and any Second Priority Additional Debt Obligations remain outstanding, the Second Priority Additional Debt Representative representing the holders having the greatest amount of Second Priority Additional Debt Obligations outstanding, and (d) at any time when the foregoing clauses (a), (b) and (c) are not applicable and any Junior Priority Additional Debt Obligations remain outstanding, the Junior Priority Additional Debt Representative representing the holders having the greatest amount of Junior Priority Additional Debt Obligations outstanding.

“Deposit Account Control Agreement” shall mean any deposit account control agreement among the Grantors, the Collateral Trustee and JPMorgan Chase Bank, N.A., as depositary.

“DIP Financing” shall mean any financing obtained by any Grantor during any Insolvency Proceeding or otherwise pursuant to any Bankruptcy Law, including any such financing obtained by any Grantor under Section 363 or 364 of the Bankruptcy Code or consisting of any arrangement for use of cash collateral held in respect of any Secured Obligation under Section 363 of the Bankruptcy Code or under any similar provision of any Bankruptcy Law.

“Distribution Date” shall mean each date fixed by the Controlling Party for a distribution to the Secured Parties of funds held in the Collateral Account, the first of which shall be within 30 days after the Collateral Trustee receives a Notice of Event of Default then in effect and the remainder of which shall be monthly thereafter (or more frequently if requested by the Controlling Party) on the day of the month corresponding to the first Distribution Date (or, if there be no such corresponding day, the last day of such month) provided that if any such day is not a Business Day, such Distribution Date shall be the next Business Day.

“Dollars” and “$” shall mean the lawful money of the United States.

“Effective Date” shall mean March 13, 2009.

“Enforcement Event” shall mean (i) the receipt by the Collateral Trustee of a Significant Event Notice or (ii) the occurrence of any Event of Default pursuant to Section 6.1(f) or 6.1(g) of the First Priority Credit Agreement, Section 6.1(f) or 6.1(g) of either Second Priority Credit Agreement or any similar provision under any Additional Debt Document; provided, however, to the extent that such Significant Event Notice is no longer in effect, or such Event of Default is no longer continuing, the Enforcement Event shall no longer be continuing.

“Event of Default” shall mean an “Event of Default” or any equivalent term as such term is used in the First Priority Credit Agreement, Second Priority Credit Agreements or any Additional Debt Documents, respectively.

“Extensions of Credit” shall mean, with respect to any holder of First Priority Secured Obligations, Second Priority Secured Obligations or Junior Priority Additional Debt Obligations, the aggregate principal amount of all loans, notes or letters of credit under the First Priority Credit Agreement, the Second Priority Credit Agreements or any Additional Debt Documents, as the case may be, held by such holder then outstanding.

“First Priority Agent” shall mean JPMorgan Chase Bank, N.A., in its capacity as Administrative Agent under the First Priority Credit Agreement, and any successor First Priority Agent appointed thereunder.

“First Priority Class” shall mean, collectively, the Secured Parties which are holders of any First Priority Secured Obligations.

“First Priority Collateral Documents” shall mean the “Collateral Documents” as such term is defined in the First Priority Credit Agreement.

“First Priority Credit Agreement” shall mean (i) the First Priority Credit Agreement, dated as of the Effective Date, among the Company, the Banks from time to time parties thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, and the other agents named therein, and (ii) any other credit agreement, loan agreement, note agreement, promissory note, indenture or other agreement or instrument evidencing or governing the terms of any Indebtedness or other financial accommodation that has been incurred to Refinance (whether by the same or different banks) in whole or in part (under one or more agreements) the Indebtedness and other obligations outstanding under the First Priority Credit Agreement referred to in clause (i) above or any other agreement or instrument referred to in this clause (ii) (including, without limitation, adding or removing any Person as a borrower, guarantor or other obligor thereunder) unless such agreement or instrument expressly provides that it is not a First Priority Credit Agreement hereunder.

“First Priority Guarantee” shall mean the Guarantee Agreement, dated as of the Effective Date, delivered by, among others, the Grantors pursuant to the First Priority Credit Agreement.

“First Priority Loan Documents” shall mean the “Loan Documents” as such term is defined in the First Priority Credit Agreement.

“First Priority Secured Obligations” shall mean, with respect to any Grantor, all obligations and liabilities of such Grantor which may arise under or in connection with the First Priority Guarantee or any other First Priority Collateral Documents, in each case whether on account of guarantee obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the First Priority Agent or the Banks that are required to be paid by such Grantor pursuant to the terms of the First Priority Guarantee or any other First Priority Collateral Documents); provided, however, that to the extent any payment with respect to the First Priority Secured Obligations (whether by or on behalf of any Grantor, as proceeds of Collateral, enforcement of any right of set off or otherwise) is declared to be fraudulent or preferential in any respect, set aside or required to be paid to a debtor in possession, trustee, receiver or similar Person, then the obligation or part thereof originally intended to be satisfied shall be deemed to be reinstated and outstanding as if such payment had not occurred.

“First Priority Secured Parties” shall mean at any time the Collateral Trustee (in its capacity as the holder of the Lien on the Collateral securing the First Priority Secured Obligations), the First Priority Agent (for the benefit of the Banks under the First Priority Credit Agreement and itself as Administrative Agent thereunder), the other Agents and any other holder of First Priority Secured Obligations outstanding at such time.

“Foreclosure” shall mean, with respect to any Collateral and following a Notice of Foreclosure, any exercise of remedies under any of the Secured Instruments, applicable law or any other act or action taken in preparation for, anticipation of or in connection with any reasonably immediate taking physical possession of, realizing upon, exercising dominion and control over, or otherwise causing the assignment for its benefit of, such Collateral by the Collateral Trustee (acting at the written direction of the Controlling Party) pursuant to the Uniform Commercial Code or any other applicable law (or consensual arrangement in lieu thereof expressly agreed to by the Collateral Trustee (acting at the written direction of the Controlling Party) and the applicable Grantor) and otherwise in the manner and at the times permitted under the Trust Security Documents. The term “Foreclose” shall have a correlative meaning.

“Governmental Authority” shall mean any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, or any federal, state or municipal court, in each case whether of the United States or foreign.

“Grantors” shall have the meaning assigned in the preamble hereto.

“Holder Representative” shall mean (i) in respect of the First Priority Secured Obligations, the First Priority Agent, (ii) in respect of any Second Priority Secured Obligations, the relevant Second Priority Agent and (iii) in respect of any Junior Priority Additional Debt Obligations, the relevant Junior Priority Additional Debt Representative.

“Insolvency Proceeding” shall mean each of the following, in each case with respect to the Company or any Grantor or any property or Indebtedness of the Company or any Grantor (a)(i) any voluntary or involuntary case or proceeding under any Bankruptcy Law or any other voluntary or involuntary insolvency, reorganization or bankruptcy case or proceeding, (ii) any case or proceeding seeking receivership, liquidation, reorganization, winding up or other similar case or proceeding, (iii) any case or proceeding seeking arrangement, adjustment, protection, relief or composition of any debt and (iv) any case or proceeding seeking the entry of an order for relief or the appointment of a custodian, receiver, trustee or other similar official and (b) any general assignment for the benefit of creditors.

“Junior Priority Additional Debt” shall mean, collectively, any “Additional Debt” designated by the Company as “Junior Priority Additional Debt” pursuant to subsection 7.1.

“Junior Priority Additional Debt Documents” shall mean any agreements or other documents entered into in connection with any Junior Priority Additional Debt.

“Junior Priority Additional Debt Obligations” shall mean, collectively, the unpaid principal of, and interest on, any Junior Priority Additional Debt and all other obligations and liabilities of any Grantor (including, without limitation, interest accruing at the then applicable rate provided in the Junior Priority Additional Debt Documents after the maturity of the Indebtedness thereunder and all Post-Petition Interest) to the holders of such Indebtedness or other obligations, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter incurred, which may arise under, out of, or in connection with, the Junior Priority Additional Debt Documents or any other document made, delivered or given in connection with any of the foregoing, in each case whether on account of principal, interest, fees, prepayment premiums, indemnities, costs, expenses or otherwise (including without limitation all fees and disbursements of counsel to any Junior Priority Additional Debt Representative or to the holders of such Junior Priority Additional Debt that are required to be paid by the any of the Grantors pursuant to the terms of any of foregoing agreements).

“Junior Priority Additional Debt Representative” shall mean any Person designated by the Company pursuant to subsection 7.1 as a “Junior Priority Additional Debt Representative” for any Junior Priority Additional Debt, and any successor Junior

Priority Additional Debt Representative appointed under the Junior Priority Additional Debt Documents for such Junior Priority Additional Debt.

“Junior Priority Class” shall mean, collectively, the Secured Parties which are holders of any Junior Priority Additional Debt Obligations in respect of any Junior Priority Additional Debt.

“Junior Priority Secured Parties” shall mean at any time the Collateral Trustee (in its capacity as the holder of the Lien on the Collateral securing the Junior Priority Additional Debt Obligations), any Junior Priority Additional Debt Representatives and any other holder of Junior Priority Additional Debt Obligations outstanding at such time.

“Lien” shall mean, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind, or any other type of preferential arrangement, in each case that has the effect of creating a security interest in respect of such asset.

“Majority Class Holders” shall mean, on any date, each of the following: (i) the Majority First Priority Secured Parties; (ii) the Majority Second Priority Secured Parties and (iii) the Majority Junior Priority Secured Parties.

“Majority First Priority Secured Parties” shall mean, on any date, those First Priority Class members eligible to vote on matters under the First Priority Loan Documents and holding (or representing) more than 50% of the aggregate unfunded commitments and Extensions of Credit under the First Priority Loan Documents (and, if no Notice of Acceleration is outstanding with respect thereto, unfunded commitments) that are outstanding on such date and held by such First Priority Class members so entitled to vote.  For the purpose of this definition, the First Priority Agent shall be deemed to hold or represent, and shall be entitled to vote and give notices and directions with respect to, all First Priority Secured Obligations.

“Majority Junior Priority Secured Parties” shall mean, on any date, those Junior Priority Class members eligible to vote on matters under the Junior Priority Additional Debt Documents and holding (or representing) more than 50% of the aggregate unfunded commitments and Extensions of Credit that are outstanding on such date and held by Junior Priority Class members so entitled to vote. For the purpose of this definition, any Junior Priority Additional Debt Representative shall be deemed to hold or represent, and shall be entitled to vote and give notices and directions with respect to, all of its respective Junior Priority Additional Debt Obligations.

“Majority Second Priority Secured Parties” shall mean, on any date, those Second Priority Class members eligible to vote on matters under the Second Priority Loan Documents and any Second Priority Additional Debt Documents and holding (or representing) more than 50% of the aggregate unfunded commitments and Extensions of Credit under the Second Priority Loan Documents and any Second Priority Additional Debt Documents (and, if no Notice of Acceleration is outstanding with respect thereto, unfunded commitments) that are outstanding on such date and held by such Second

Priority Class members so entitled to vote. For the purpose of this definition, any Second Priority Agent shall be deemed to hold or represent, and shall be entitled to vote and give notices and directions with respect to, all of its respective Second Priority Secured Obligations.

“Majority Secured Parties” shall mean, on any date, Secured Parties eligible to vote on matters under the applicable Secured Instruments and holding (or representing) more than 50% of the sum of (i) the aggregate unfunded commitments and Extensions of Credit under the First Priority Loan Documents (and, if no Notice of Acceleration is outstanding with respect thereto, unfunded commitments) that are outstanding on such date and held by First Priority Class members so entitled to vote, (ii) the aggregate unfunded commitments and Extensions of Credit under the Second Priority Loan Documents and any Second Priority Additional Debt Documents (and, if no Notice of Acceleration is outstanding with respect thereto, unfunded commitments) that are outstanding on such date and held by Second Priority Class members so entitled to vote, and (iii) the aggregate unfunded commitments and Extensions of Credit that are outstanding on such date and held by Junior Priority Class members so entitled to vote.  For the purpose of this definition, (a) the First Priority Agent shall be deemed to hold or represent, and shall be entitled to vote and give notices and directions with respect to, all First Priority Secured Obligations, (b) any Second Priority Agent shall be deemed to hold or represent, and shall be entitled to vote and give notices and directions with respect to, all of its respective Second Priority Secured Obligations, and (c) any Junior Priority Additional Debt Representative shall be deemed to hold or represent, and shall be entitled to vote and give notices and directions with respect to, all of its respective Junior Priority Additional Debt Obligations.

“Notice of Acceleration” shall mean (i) a written notice delivered to the Collateral Trustee, while any First Priority Secured Obligations are outstanding, by the First Priority Agent, and thereafter while any Second Priority Secured Obligations are outstanding, by the relevant Holder Representative in respect of such Second Priority Secured Obligations, and thereafter while any Junior Priority Additional Debt Obligations are outstanding, by the relevant Holder Representative in respect of such Junior Priority Additional Debt Obligations, stating that an Acceleration Event has occurred and is continuing in respect of the relevant Secured Obligations or (ii) the occurrence of any Event of Default pursuant to Section 6.1(f) or 6.1(g) of the First Priority Credit Agreement, Section 6.1(f) or 6.1(g) of either Second Priority Credit Agreement or any similar provision under any Additional Debt Document.  Each Notice of Acceleration shall be in substantially the form of Exhibit E.

“Notice of Cancellation” shall have the meaning assigned in subsection 2.1(c).

“Notice of Designation of Additional Debt” shall have the meaning assigned in subsection 7.1.

“Notice of Event of Default” shall mean a written notice delivered to the Collateral Trustee, (i) while any First Priority Secured Obligations are outstanding, by the First Priority Agent, (ii) while any Second Priority Secured Obligations are outstanding, by any Second Priority Agent and (iii) while any Junior Priority Additional Debt Obligations are outstanding, by any Junior Priority Additional Debt Representative, stating that an Event of Default has occurred and is continuing under the First Priority Credit Agreement, the Second Priority Credit Agreements or any Additional Debt Document, as the case may be.  Each Notice of Event of Default shall be in substantially the form of Exhibit A.

“Notice of Foreclosure” shall mean, with respect to any Collateral, a written notice delivered to the Company, the applicable Grantor(s) and the Collateral Trustee (unless delivery of such notice would violate an automatic stay or similar prohibition arising from a bankruptcy filing) informing such parties that a written direction has been delivered to the Collateral Trustee instructing the Collateral Trustee to initiate Foreclosure upon the Collateral as identified and described in such written direction (an executed copy of which shall be attached to any such notice).  Each Notice of Foreclosure shall be in substantially the form of Exhibit F.

“Opinion of Counsel” shall mean an opinion in writing signed by legal counsel reasonably satisfactory to the Collateral Trustee, who may be counsel regularly or specially retained by the Collateral Trustee or counsel (including, if reasonably satisfactory to the Collateral Trustee, in-house counsel) to the Company.

“paid in full” or “payment in full” or “pay such amounts in full” shall mean, with respect to any Secured Obligations (other than contingent indemnification and expense reimbursement obligations for which no claim has been made), (i) with respect to the First Priority Secured Obligations, the payment in full (other than as part of a Refinancing) in cash (after giving effect to any agreed discount) of the principal of, accrued (but unpaid) interest (including Post-Petition Interest) and premium, if any on all such Secured Obligations, after or concurrently with termination of all commitments thereunder and payment in full of all fees payable at or prior to the time such principal and interest are paid (ii) with respect to the Second Priority Secured Obligations, the payment in full (other than as part of a Refinancing) in cash (after giving effect to any agreed discount) of the principal of, accrued (but unpaid) interest (including Post-Petition Interest) and premium, if any on all such Secured Obligations in compliance with the Second Priority Loan Documents or any Second Priority Additional Debt Documents, as the case may be, after or concurrently with termination of all commitments thereunder and payment in full of all fees payable at or prior to the time such principal and interest are paid, (iii) with respect to the Junior Priority Additional Debt Obligations, the payment in full (other than as part of a Refinancing) in cash (after giving effect to any agreed discount) of the principal of, accrued (but unpaid) interest (including Post-Petition Interest) and premium, if any on all such Secured Obligations, after or concurrently with the payment in full of all fees payable at or prior to the time such principal and interest are paid and (iv) with respect to any other Secured Obligations, the payment in full in cash (after giving effect to any agreed discount) of such other Secured Obligations in compliance with the applicable documentation.

“Person” shall mean an individual, a corporation, a partnership, a limited liability company, an association, a trust or any other entity or organization, including, without limitation, a government or political subdivision or an agency or instrumentality thereof.

“Post-Petition Interest” shall mean all interest (or entitlement to fees or expenses or other charges) accruing or that would have accrued, whether as a result of the classification of the Second Priority Secured Obligations and the First Priority Secured Obligations as one secured claim with respect to the Collateral (and not separate classes of senior and junior secured claims), the classification of the Junior Priority Additional Debt Obligations and the Second Priority Secured Obligations as one secured claim with respect to the Collateral (and not separate classes of senior and junior secured claims), the classification of the Junior Priority Additional Debt Obligations, the Second Priority Secured Obligations and the First Priority Secured Obligations as one secured claim with respect to the Collateral (and not separate classes of senior and junior secured claims), or otherwise, after the commencement of any Insolvency Proceeding, irrespective of whether a claim for post-filing or petition interest (or entitlement to fees or expenses or other charges) is allowed in any such Insolvency Proceeding.

“Post-Petition Securities” shall mean any debt securities or other Indebtedness received in full or partial satisfaction of any claim as part of any Insolvency Proceeding.

“Proceeds” shall mean all “proceeds” as such term is defined in Section 9-102(a)(64) of the Uniform Commercial Code in effect in the State of New York on the date hereof.

“Recovery” shall have the meaning assigned in subsection 8.1(h).

“Refinancing or Refinance” shall mean, with respect to any Indebtedness, any other Indebtedness (including under any DIP Financing and under any Post-Petition Securities received on account of such Indebtedness) issued as part of a refinancing, extension, renewal, defeasance, discharge, amendment, restatement, modification, supplement, substitution, restructuring, replacement, exchange, refunding or repayment thereof.

“Required Secured Parties” shall mean, as of any date of determination, each of (i) the Majority First Priority Secured Parties (to the extent there are any First Priority Secured Parties on such date), (ii) the Majority Second Priority Secured Parties (to the extent there are any Second Priority Secured Parties on such date) and (iii) only in the event there are no First Priority Secured Parties or Second Priority Secured Parties, the Majority Junior Priority Secured Parties.

“Requirement of Law” shall mean, as to any Person, any law, treaty, rule or regulation or determination of an arbitrator or a court of competent jurisdiction or other Governmental Authority, in each case applicable to and binding upon such Person and any of its property, and to which such Person and any of its property is subject.

“Responsible Officer” shall mean, as to the Company or any Grantor, the president, any vice-president, the senior vice president, the executive vice president, the chief operating officer, the chief executive officer or the chief financial officer.

“Second Priority Additional Debt” shall mean, collectively, any “Additional Debt” designated by the Company as “Second Priority Additional Debt” pursuant to subsection 7.1.

“Second Priority Additional Debt Documents” shall mean any agreements or other documents entered into in connection with any Second Priority Additional Debt.

“Second Priority Additional Debt Obligations” shall mean, collectively, the unpaid principal of, and interest on, any Second Priority Additional Debt and all other obligations and liabilities of any Grantor (including, without limitation, interest accruing at the then applicable rate provided in any Second Priority Additional Debt Documents after the maturity of the Indebtedness thereunder and all Post-Petition Interest) to the holders of such Indebtedness or other obligations, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter incurred, which may arise under, out of, or in connection with, any Second Priority Additional Debt Documents or any other document made, delivered or given in connection with any of the foregoing, in each case whether on account of principal, interest, fees, prepayment premiums, indemnities, costs, expenses or otherwise (including without limitation all fees and disbursements of counsel to any Second Priority Additional Debt Representative or to the holders of such Second Priority Additional Debt that are required to be paid by the any of the Grantors pursuant to the terms of any of foregoing agreements).

“Second Priority Additional Debt Representative” shall mean any Person designated by the Company pursuant to subsection 7.1 as a “Second Priority Additional Debt Representative” for any Second Priority Additional Debt, and any successor Second Priority Additional Debt Representative appointed under any Second Priority Additional Debt Documents for such Second Priority Additional Debt.

“Second Priority Agents” shall mean, collectively, the Second Priority Credit Agents and all Second Priority Additional Debt Representatives, if any.

“Second Priority Class” shall mean, collectively, the Secured Parties which are holders of any Second Priority Secured Obligations.

“Second Priority Credit Agents” shall mean, collectively, the 2011 Second Priority Agent and the 2012 Second Priority Agent.

“Second Priority Credit Agreements” shall mean, collectively, the 2011 Second Priority Credit Agreement and the 2012 Second Priority Credit Agreement.

“Second Priority Loan Documents” shall mean, collectively, the 2011 Second Priority Loan Documents and the 2012 Second Priority Loan Documents.

“Second Priority Secured Obligations” shall mean, collectively, the 2011 Second Priority Secured Obligations, the 2012 Second Priority Secured Obligations and the Second Priority Additional Debt Obligations.

“Second Priority Secured Parties” shall mean at any time the Collateral Trustee (in its capacity as the holder of the Lien on the Collateral securing the Second Priority Secured Obligations), each Second Priority Agent (for the benefit of the Banks under the applicable Second Priority Credit Agreement and itself as Administrative Agent thereunder), the other Agents (as such term is defined in each of the Second Priority Credit Agreements) and any other holder of Second Priority Secured Obligations outstanding at such time.

“Secured Instruments” shall mean at any time (i) the First Priority Loan Documents, (ii) the Second Priority Loan Documents and (iii) any Additional Debt Documents.

“Secured Obligations” shall mean, collectively, (i) all First Priority Secured Obligations, (ii) all Second Priority Secured Obligations and (iii) all Junior Priority Additional Debt Obligations, if any.

“Secured Parties” shall mean, collectively, (i) the Collateral Trustee, (ii) any First Priority Secured Parties, (iii) any Second Priority Secured Parties and (iv) any Junior Priority Secured Parties.

“Securities Account Control Agreement” shall mean any securities account control agreement among the Grantors and the Collateral Trustee, as securities intermediary and as secured party.

“Security Agreement” shall mean (i) the Security Agreement, dated as of the Effective Date, made by Tara Holdco, Tara and the other parties thereto, in favor of the Collateral Trustee and (ii) any other security agreement or similar document entered into in connection with a Refinancing of the Indebtedness secured thereby.

“Senior Recovery” shall have the meaning assigned in subsection 8.2(h).

“Significant Event Notice” means (i) any Notice of Acceleration, (ii) any Notice of Event of Default or (iii) any Notice of Foreclosure.

“Tara” shall have the meaning set forth in the preamble hereto.

“Tara Holdco” shall have the meaning set forth in the preamble hereto.

“Third Party Sale” shall have the meaning assigned in subsection 6.11(f).

“Trust Estate” shall have the meaning assigned in the Declaration of Trust at the beginning of this Collateral Trust Agreement.

“Trust Security Documents” shall mean each of the instruments described in Annex I to this Collateral Trust Agreement and each agreement entered into pursuant to clause (ii) of subsection 6.3(b) of this Collateral Trust Agreement.

“Trustee Fees” shall mean all fees, costs and expenses of the Collateral Trustee incurred in connection with this Collateral Trust Agreement and the documents executed in connection therewith, including, but not limited to, the reasonable fees and expenses of its counsel.

(c)                                  The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Collateral Trust Agreement shall refer to this Collateral Trust Agreement as a whole and not to any particular provision of this Collateral Trust Agreement, and section, subsection, exhibit, schedule and annex references are to this Collateral Trust Agreement unless otherwise specified.  References to agreements defined in subsection 1.1(b) shall, unless otherwise specified, be deemed to refer to such agreements as amended, supplemented, restated or otherwise modified from time to time.

SECTION 2.

ENFORCEMENT OF SECURED OBLIGATIONS

2.1                      Significant Event Notices.  (a)  Upon receipt by the Collateral Trustee of a Significant Event Notice, the Collateral Trustee shall promptly notify the Company, the Grantors and the Holder Representatives of the receipt and contents thereof.  So long as such Significant Event Notice is in effect in accordance with subsection 2.1(b) hereof, the Collateral Trustee shall exercise the rights and remedies available during the continuance of the applicable Event(s) of Default or Acceleration Event, as the case may be, provided in this Collateral Trust Agreement and in the Trust Security Documents subject to the written direction of the Controlling Party, as provided herein.

(b)                                 A Significant Event Notice delivered by a Holder Representative shall become effective upon receipt thereof by the Collateral Trustee.  Notwithstanding anything in this Collateral Trust Agreement to the contrary, a Significant Event Notice shall be deemed to be in effect whenever an Event of Default under Section 6.1(f) or 6.1(g) of the First Priority Credit Agreement, Section 6.1(f) or 6.1(g) of the Second Priority Credit Agreements or any similar provision under any Additional Debt Document has occurred and is continuing.  A Significant Event Notice, once effective, shall remain in effect unless and until it is cancelled as provided in subsection 2.1(c).

(c)                                  Any Holder Representative shall be entitled to cancel its own Significant Event Notice (and each Holder Representative hereby agrees to promptly cancel its own Notice of Default if the relevant Event(s) of Default or Acceleration Event, as the case may be, are no longer continuing) by delivering a written notice of cancellation in the form attached hereto as Exhibit D (a “Notice of Cancellation”) to the Collateral Trustee (i) before the Collateral Trustee takes any action to exercise any remedy with respect to the Collateral or (ii) thereafter; provided, that (x) any actions taken by the Collateral Trustee prior to receipt of such Notice of Cancellation to exercise any remedy or remedies with respect to the Collateral which can, in a commercially reasonable manner, be reversed, cancelled or stopped, shall be so reversed, cancelled or stopped, and (y) any actions taken by the Collateral Trustee prior to receipt of such Notice of Cancellation to exercise any remedy or remedies with respect to the Collateral which cannot, in a commercially reasonable manner, be reversed, cancelled or stopped, may be completed.  The Collateral Trustee, notwithstanding such Notice of Cancellation, shall cooperate with the Grantors so that the actions referred to in clauses (x) and (y) in the proviso above are done at the written direction of the Grantors and otherwise in accordance with the terms of this Collateral Trust Agreement and the Trust Security Documents.  The Collateral Trustee shall promptly notify the Grantors as to the receipt and contents of any such Notice of Cancellation.  The Collateral Trustee shall not be liable to any Person for any losses, damages or expenses arising out of or related to actions taken at the direction of the Grantors after the issuance of a Notice of Cancellation.

2.2                      General Authority of the Collateral Trustee over the Collateral.  Each Grantor hereby irrevocably constitutes and appoints the Collateral Trustee and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full power and authority in its own name and at the times specified by and otherwise pursuant to the terms of the Trust Security Documents.

2.3                      Right to Initiate Judicial Proceedings.  If an Enforcement Event is in effect, the Collateral Trustee, subject to the provisions of subsection 2.4(b) and Section 5, (i) shall have the right and power to institute and maintain such suits and proceedings as it may deem necessary to protect and enforce the rights vested in it by this Collateral Trust Agreement and each Trust Security Document and (ii) may, either after entry, or without entry, proceed by suit or suits at law or in equity to enforce such rights (which, for the avoidance of doubt, shall not, in any event, include entry upon any Real Property Asset prior to Foreclosure) and to foreclose upon the Collateral and to sell all or, from time to time, any of the Collateral under the judgment or decree of a court of competent jurisdiction.

2.4                      Exercise of Powers; Instructions of the Controlling Party.  (a)  All of the powers, remedies and rights of the Collateral Trustee as set forth in this Collateral Trust Agreement may be exercised by the Collateral Trustee in respect of any Trust Security Document as though set forth in full therein and all of the powers, remedies and rights of the Collateral Trustee, each Holder Representative and the other Secured Parties as set forth in any Trust Security Document may be exercised from time to time as herein and therein provided.  In the event of any conflict between the provisions of any Trust Security Document and the provisions hereof, the provisions of this Collateral Trust Agreement shall govern.

(b)                                 The Controlling Party shall at all times have the right, by one or more notices in writing executed and delivered to the Collateral Trustee (or by telephonic notice promptly confirmed in writing), to direct the time, method and place of conducting any proceeding for any right or remedy available to the Collateral Trustee, or of exercising any trust or power conferred on the Collateral Trustee or to direct the taking or the refraining from taking of any action authorized by this Collateral Trust Agreement or any Trust Security Document; provided that (i) such direction shall not conflict with any Requirement of Law or this Collateral Trust Agreement or any Trust Security Document, (ii) the Collateral Trustee shall be adequately secured and indemnified as provided in subsection 5.4(d) and (iii) no Collateral Enforcement

Action may be taken unless an Acceleration Event is in effect.  In the absence of such direction, the Collateral Trustee shall have no duty to take or refrain from taking any action unless explicitly required herein.

(c)                                  Whether or not any Insolvency Proceeding has been commenced by or against any Grantor, no Holder Representative or any other Secured Party shall do (and no such Holder Representative or Secured Party (other than the Controlling Party) shall direct the Collateral Trustee to do) any of the following without the consent of the Controlling Party: (i) take any Collateral Enforcement Action or commence, seek to commence or join any other Person in commencing any Insolvency Proceeding; or (ii) object to, contest or take any other action that is reasonably likely to hinder (1) any Collateral Enforcement Action initiated by the Collateral Trustee, (2) any release of Collateral permitted under subsection 6.11, whether or not done in consultation with or with notice to such Secured Party or (3) any decision by the Controlling Party to forbear or refrain from bringing or pursuing any such Collateral Enforcement Action or to effect any such release.

2.5                      Remedies Not Exclusive.  (a)  No remedy conferred upon or reserved to the Collateral Trustee herein or in the Trust Security Documents is intended to be exclusive of any other remedy or remedies, but every such remedy shall be cumulative and shall be in addition to every other remedy conferred herein or in any Trust Security Document or now or hereafter existing at law or in equity or by statute (but, in each case, only at the times such right, power or remedy shall be available to be exercised by the Collateral Trustee in accordance with the terms of this Collateral Trust Agreement or under any Trust Security Document).

(b)                                 No delay or omission by the Collateral Trustee to exercise any right, remedy or power hereunder or under any Trust Security Document shall impair any such right, remedy or power or shall be construed to be a waiver thereof, and every right, power and remedy given by this Collateral Trust Agreement or any Trust Security Document to the Collateral Trustee may be exercised from time to time and as often as may be deemed expedient by the Collateral Trustee (but, in each case, only at the times such right, power or remedy shall be available to be exercised by the Collateral Trustee in accordance with the terms of this Collateral Trust Agreement or under any Trust Security Document).

(c)                                  If the Collateral Trustee shall have proceeded to enforce any right, remedy or power under this Collateral Trust Agreement or any Trust Security Document and the proceeding for the enforcement thereof shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Collateral Trustee, then the Grantors, the Collateral Trustee and the Secured Parties shall, subject to any determination in such proceeding, severally and respectively be restored to their former positions and rights hereunder or thereunder with respect to the Trust Estate and in all other respects, and thereafter all rights, remedies and powers of the Collateral Trustee shall continue as though no such proceeding had been taken.

(d)                                 All rights of action and of asserting claims upon or under this Collateral Trust Agreement and the Trust Security Documents may be enforced by the Collateral Trustee without the possession of any Secured Instrument or instrument evidencing any Secured Obligation or the production thereof at any trial or other proceeding relative thereto, and any suit or proceeding instituted by the Collateral Trustee shall be, subject to subsections 5.5(c) and

5.10(b)(ii), brought in its name as Collateral Trustee and any recovery of judgment shall be held as part of the Trust Estate.

2.6                      Waiver and Estoppel.  (a)  Each Grantor agrees, to the extent it may lawfully do so, that it will not at any time in any manner whatsoever claim, or take the benefit or advantage of, any appraisement, valuation, stay, extension, moratorium, turnover or redemption law, or any law permitting it to direct the order in which the Collateral shall be sold, now or at any time hereafter in force, which may delay, prevent or otherwise affect the performance or enforcement of this Collateral Trust Agreement, or any Trust Security Document, and hereby waives all benefit or advantage of all such laws and covenants that it will not hinder, delay or impede the execution of any power granted to the Collateral Trustee in this Collateral Trust Agreement or any Trust Security Document and will suffer and permit the execution of every such power as though no such law were in force.

(b)                                 Each Grantor, to the extent it may lawfully do so, on behalf of itself and all who may claim through or under it, including without limitation any and all subsequent creditors, vendees, assignees and lienors, waives and releases all rights to demand or to have any marshalling of the Collateral upon any sale, whether made under any power of sale granted herein or in any Trust Security Document or pursuant to judicial proceedings or upon any foreclosure or any enforcement of this Collateral Trust Agreement or any Trust Security Document and consents and agrees that all the Collateral may at any such sale be offered and sold as an entirety.

(c)                                  Each Grantor waives, to the extent permitted by applicable law, presentment, demand, protest and any notice of any kind (except notices explicitly required hereunder, under any Secured Instrument or under any other Trust Security Document) in connection with this Collateral Trust Agreement and the Trust Security Documents and any action taken by the Collateral Trustee with respect to the Collateral.

2.7                      Limitation on Collateral Trustee’s Duty in Respect of Collateral.  Beyond its duties expressly provided herein or in any Trust Security Document and to account to the Secured Parties and the Grantors for moneys and other property received by it hereunder or under any Trust Security Document, the Collateral Trustee shall not have any other duty to the Grantors or to the Secured Parties as to any Collateral in its possession or control or in the possession or control of any of its agents or nominees, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto.

2.8                      Limitation by Law.  All rights, remedies and powers provided in this Collateral Trust Agreement or any Trust Security Document may be exercised only to the extent that the exercise thereof does not violate any applicable Requirement of Law, and all the provisions hereof are intended to be subject to all applicable mandatory Requirements of Law which may be controlling and to be limited to the extent necessary so that they will not render this Collateral Trust Agreement invalid, unenforceable in whole or in part or not entitled to be recorded, registered or filed under the provisions of any applicable law.

2.9                      Rights of Secured Parties under Secured Instruments.  Notwithstanding any other provision of this Collateral Trust Agreement or any Trust Security Document, the right of each Secured Party to receive payment of the Secured Obligations held by such Secured Party when due (whether at the stated maturity thereof, by acceleration or otherwise) as expressed in the related Secured Instrument or other instrument evidencing or agreement governing a Secured Obligation or to institute suit for the enforcement of such payment on or after such due date or to exercise any other remedy it may have as an unsecured creditor against the Grantors, and the obligation of the Grantors to pay such Secured Obligations when due, shall not be impaired or affected without the consent of such Secured Party given in the manner prescribed by the Secured Instrument under which such Secured Obligation is outstanding; provided, however, that in the event any Secured Party becomes a judgment lien creditor or otherwise obtains any Lien as a result of its enforcement of its rights as an unsecured creditor, such judgment lien and the Collateral subject thereto shall be subject to all of the terms and conditions of this Collateral Trust Agreement, and if such judgment lien is held by (i) a Second Priority Secured Party such Lien or Liens shall be junior and subordinate to the Liens securing the First Priority Secured Obligations hereunder on the same basis as any other Lien securing the Second Priority Secured Obligations and (ii) a Junior Priority Secured Party such Lien or Liens shall be junior and subordinate to the Liens securing the First Priority Secured Obligations and the Second Priority Secured Obligations hereunder on the same basis as any other Lien securing any Junior Priority Additional Debt Obligations.

2.10                Collateral Use Prior to Foreclosure.  (a)  Prior to a Foreclosure on all or any portion of the Collateral, the Grantors shall have the right: (i) to remain in possession and retain exclusive control of such Collateral (except for such property which the Grantors are required to give possession of or control over to the Collateral Trustee pursuant to the terms of any Trust Security Document) with power freely and without let or hindrance on the part of the Secured Parties to operate, manage, develop, use and enjoy such Collateral, to receive the issues, profits, revenues and other income thereof, and (ii) to sell or otherwise dispose of, free and clear of all Liens created by the Trust Security Documents and this Collateral Trust Agreement, any Collateral, in the case of either clause (i) or (ii), to the extent the same is not prohibited by the First Priority Loan Documents, the Second Priority Loan Documents or any Additional Debt Documents (in each case subject to the terms hereof) or has been expressly approved in accordance with the terms of the First Priority Loan Documents, the Second Priority Loan Documents and any Additional Debt Documents or, in the case of any disposition, if any Person is legally empowered to take any Collateral under the power of condemnation or eminent domain.  The Collateral Trustee shall have no duty to monitor the exercise by the Grantors of their rights under this subsection 2.10(a).

(b)                                 When an Enforcement Event is in effect, or following receipt by the Collateral Trustee of written notice from the Controlling Party that a Material Default (as defined in any applicable Secured Instrument) has occurred and is continuing, cash Proceeds received in the Accounts (as defined in the Security Agreement), or otherwise directly received by the Collateral Trustee, in connection with any sale or other disposition of Collateral or otherwise in respect of the Collateral (net of any portion beneficially owned by third parties) and any cash, cash equivalents and checks on deposit in the Accounts or otherwise included in the Collateral, shall be transferred to and deposited in the Collateral Account (to the extent not otherwise used to prepay loans in accordance with the terms of any Secured Instrument).  Any such Proceeds actually received by any Grantor shall be held by such Grantor for the benefit of the Collateral Trustee, shall be segregated from other funds of such Grantor and shall, forthwith upon receipt by such Grantor, be turned over to the Collateral Trustee, in the same form as received by such

Grantor (duly indorsed to the Collateral Trustee, if required) for deposit in the Collateral Account.  Notwithstanding anything to the contrary in this Collateral Trust Agreement, unless an Enforcement Event is in effect or the Collateral Trustee has received written notice from the Controlling Party that a Material Default (as defined in any applicable Secured Instrument) has occurred and is continuing, each Grantor may upon written or oral request (confirmed in writing to the Collateral Trustee, with a copy to the Controlling Party) obtain the prompt release to it or its order of any funds in the Collateral Account, provided that the failure to confirm an oral request in writing shall not affect the validity of such request and the Collateral Trustee’s obligations to promptly release such funds.  Any written or oral request or instruction by any Grantor pursuant to the preceding sentence shall be full authority for and direction to the Collateral Trustee to make the requested release, and the Collateral Trustee shall promptly do so.  The Collateral Trustee in so doing shall have no liability to any Person.

2.11                Copies to Company.  Notwithstanding any other provision of this Collateral Trust Agreement or any Trust Security Document, each Holder Representative (or, in the case any other Secured Party sends any such notice, such Secured Party) shall send to the Company, simultaneously with transmittal of the same to the Collateral Trustee, a copy of each Significant Event Notice, Notice of Cancellation, release direction pursuant to Section 6.11 and any other notice or other written communication sent by such Holder Representative or other Secured Party to the Collateral Trustee, except, in each case, to the extent delivery of such copy would violate an automatic stay or similar prohibition arising from a bankruptcy filing.

SECTION 3.

COLLATERAL ACCOUNT; DISTRIBUTIONS

3.1                      The Collateral Account.  On the Effective Date there shall be established and, at all times thereafter until the trusts created by this Collateral Trust Agreement shall have terminated, there shall be maintained in the name of the Collateral Trustee at the office of the Collateral Trustee’s corporate trust division (or at such other office selected by the Collateral Trustee) an account which is entitled the “Tara Collateral Account” (the “Collateral Account”).  All moneys which are required by this Collateral Trust Agreement or any Trust Security Document to be delivered to the Collateral Trustee while an Enforcement Event is in effect or which are received by the Collateral Trustee or any agent or nominee of the Collateral Trustee in respect of the Collateral, whether in connection with the exercise of the remedies provided in this Collateral Trust Agreement or any Trust Security Document or otherwise, while an Enforcement Event is in effect shall be deposited in the Collateral Account, to be held by the Collateral Trustee as part of the Trust Estate and applied in accordance with the terms of this Collateral Trust Agreement.  Upon the cancellation of all Significant Event Notices pursuant to subsection 2.1(c) or the receipt by the Collateral Trustee of any moneys at any time when no Enforcement Event is in effect and no Material Default (as defined in any applicable Secured Instrument) has occurred and is continuing (as confirmed to the Collateral Trustee by the Controlling Party in writing), the Collateral Trustee shall (subject to subsection 3.4(a)) cause all funds on deposit in the Collateral Account or otherwise received by the Collateral Trustee to be paid over as promptly as possible to the Grantors in accordance with their respective interests.

3.2                      Control of Collateral Account.  All right, title and interest in and to the Collateral Account shall vest in the Collateral Trustee, and funds on deposit in the Collateral Account shall constitute part of the Trust Estate, subject to the rights of the Grantors thereto.  The Collateral Account shall be subject to the exclusive dominion and control of the Collateral Trustee.  Each Grantor hereby grants (i) a security interest in the Collateral Account to the Collateral Trustee for the benefit of the First Priority Secured Parties, as collateral security for such Grantor’s First Priority Secured Obligations, (ii) a security interest in the Collateral Account to the Collateral Trustee for the benefit of the Second Priority Secured Parties, as collateral security for such Grantor’s Second Priority Secured Obligations and (iii) a security interest in the Collateral Account to the Collateral Trustee for the benefit of the Junior Priority Secured Parties, as collateral security for such Grantor’s Junior Priority Additional Debt Obligations.

3.3                      Investment of Funds Deposited in Collateral Account.  The Collateral Trustee shall, at the written direction of the Controlling Party, invest and reinvest moneys on deposit in the Collateral Account at any time in the investments of the type described in clauses (a) and (b) in the definition of “Cash or Cash Equivalents” in the First Priority Credit Agreement (or any similar investments, including funds whose assets primarily consist of such investments).  All such investments and the interest and income received thereon and the net proceeds realized on the sale or redemption thereof shall be held in the Collateral Account as part of the Trust Estate.  Neither the Collateral Trustee nor any other Secured Party shall be responsible for (i) determining whether investments are permitted pursuant to the terms of this Section 3.3 or (ii) any diminution in funds resulting from such investments or any liquidation prior to maturity.  In the absence of such directions, the Collateral Trustee shall have no obligation to invest or reinvest any moneys.

3.4                      Application of Moneys.  (a)  The Collateral Trustee shall have the right (pursuant to subsection 4.7) at any time to apply moneys held by it in the Collateral Account to the payment of due and unpaid Trustee Fees without any requirement that such applications be made ratably from such account.  The Collateral Trustee shall provide written notice to the Company of any such application of moneys.

(b)                                 All moneys held by the Collateral Trustee in the Collateral Account while an Enforcement Event is in effect shall, to the extent available for distribution (it being understood that the Collateral Trustee may liquidate investments prior to maturity in order to make a distribution pursuant to this subsection 3.4(b)), be distributed (subject to the provisions of subsections 3.5 and 3.7) by the Collateral Trustee on each Distribution Date in the following order of priority (with such distributions being made by the Collateral Trustee to the respective Holder Representative for the Secured Parties entitled thereto as provided in subsection 3.4(d), and each such Holder Representative shall be responsible for insuring that amounts distributed to it are distributed to its Secured Parties in the order of priority set forth below):

First:  to the Collateral Trustee for any unpaid Trustee Fees and then to any Secured Party which has theretofore advanced or paid any Trustee Fees constituting administrative expenses allowable under Section 503(b) of the Bankruptcy Code, an amount equal to the amount thereof so advanced or paid by such Secured Party and for which such Secured Party has not been reimbursed prior to such Distribution Date, and, if such moneys shall be insufficient to pay such amounts in full, then ratably (without priority of any one over any other) to such Secured Parties in proportion to the amounts of such Trustee Fees advanced by the respective Secured Parties and remaining unpaid on such Distribution Date;

Second:  to any Secured Party which has theretofore advanced or paid any Trustee Fees other than such administrative expenses, an amount equal to the amount thereof so advanced or paid by such Secured Party and for which such Secured Party has not been reimbursed prior to such Distribution Date, and, if such moneys shall be insufficient to pay such amounts in full, then ratably (without priority of any one over any other) to such Secured Parties in proportion to the amounts of such Trustee Fees advanced by the respective Secured Parties and remaining unpaid on such Distribution Date;

Third: to the First Priority Agent for any unpaid expenses payable to it pursuant to the First Priority Loan Documents to the extent the same constitute First Priority Secured Obligations;

Fourth: to the holders of First Priority Secured Obligations in an amount equal to the unpaid First Priority Secured Obligations (other than with respect to the expenses paid pursuant to clause Third), to the extent the same are due and payable, as of such Distribution Date, and, if such moneys shall be insufficient to pay such amounts in full, then ratably to such holders in proportion to the unpaid amounts thereof on such Distribution Date;

Fifth:  to the Second Priority Agents for any unpaid expenses payable to them pursuant to the Second Priority Loan Documents and any Second Priority Additional Debt Documents to the extent the same constitute Second Priority Secured Obligations to be shared ratably among the Second Priority Agents, based on the amount of such unpaid expenses payable on such Distribution Date;

Sixth: to the holders of Second Priority Secured Obligations in an amount equal to the unpaid Second Priority Secured Obligations (other than with respect to the expenses paid pursuant to clause Fifth), to the extent the same are due and payable, as of such Distribution Date, and, if such moneys shall be insufficient to pay such amounts in full, then ratably to such holders in proportion to the unpaid amounts thereof on such Distribution Date;

Seventh:  to the Junior Priority Additional Debt Representatives for any unpaid expenses payable to them pursuant to any Junior Priority Additional Debt Documents to the extent the same constitute Junior Priority Additional Debt Obligations to be shared ratably among the Junior Priority Agents, based on the amount of such unpaid expenses payable on such Distribution Date;

Eighth: to the holders of Junior Priority Additional Debt Obligations in an amount equal to the unpaid Junior Priority Additional Debt Obligations (other than with respect to the expenses paid pursuant to clause Seventh), to the extent the same are due and payable, as of such Distribution Date, and, if such moneys shall be insufficient to pay such amounts in full, then ratably to such holders in proportion to the unpaid amounts thereof on such Distribution Date; and

Ninth:  any surplus then remaining shall be paid to the Grantors or their successors or assigns or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

(c)                                  The term “unpaid” as used in clauses Fourth, Sixth and Eighth of subsection 3.4(b) with respect to the relevant Grantor(s), refers to all amounts of First Priority Secured Obligations, Second Priority Secured Obligations or Junior Priority Additional Debt Obligations, as the case may be, outstanding as of a Distribution Date, whether or not such amounts are fixed or contingent, and, in the case of an Insolvency Proceeding, with respect to any Grantor, whether or not such amounts are allowed in such Insolvency Proceeding, to the extent that prior distributions (whether actually distributed or set aside pursuant to subsection 3.5) have not been made in respect thereof.

(d)                                 The Collateral Trustee shall make all payments and distributions under this subsection 3.4: (i) on account of First Priority Secured Obligations to the First Priority Agent, pursuant to written directions of the First Priority Agent, for re-distribution in accordance with the provisions of the First Priority Loan Documents; (ii) on account of Second Priority Secured Obligations, to the relevant Second Priority Credit Agent, pursuant to written directions of such Second Priority Agent, for re-distribution in accordance with the provisions of the relevant Second Priority Loan Documents, (iii) on account of Second Priority Additional Debt Obligations, ratably to the relevant Second Priority Additional Debt Representatives, pursuant to written directions of such Second Priority Additional Debt Representatives, for re-distribution in accordance with the provisions of the relevant Second Priority Additional Debt Documents and (iv) on account of Junior Priority Additional Debt Obligations, ratably to the relevant Junior Priority Additional Debt Representatives, pursuant to written directions of such Junior Priority Additional Debt Representatives, for re-distribution in accordance with the provisions of the relevant Junior Priority Additional Debt Documents. The Collateral Trustee shall provide written notice to the Company of any such payment or distribution under this subsection 3.4(d).

3.5                      Amounts Held for Contingent Secured Obligations.  In the event any Secured Party shall be entitled to receive distributions from the Collateral Account of any moneys in respect of any unliquidated, unmatured or contingent portion of the outstanding Secured Obligations, then the Collateral Trustee shall, at the written direction of the Controlling Party, separate such moneys into a separate account to be opened by the Controlling Party for the benefit of the Secured Parties and shall, at the written direction of such Secured Party, invest such moneys in obligations of the kinds referred to in subsection 3.3 maturing within three months after they are acquired by the Collateral Trustee and shall hold all such amounts so distributable, and all such investments and the net proceeds thereof, in trust solely for such Secured Party and for no other purpose until (i) such Secured Party shall have notified the Collateral Trustee that all or part of such unliquidated, unmatured or contingent claim shall have become matured or fixed, in which case the Collateral Trustee shall distribute from such investments and the proceeds thereof an amount equal to such matured or fixed claim to such Secured Party for application to the payment of such matured or fixed claim, and shall promptly give notice thereof to the Grantors or (ii) all or part of such unliquidated, unmatured or contingent claim shall have been extinguished, whether as the result of an expiration without drawing of any letter of credit, payment of amounts secured or covered by any letter of credit other than by drawing thereunder, payment of amounts covered by any guarantee or otherwise, in which case (x) such Secured Party shall, as soon as practicable thereafter, notify the Grantors and the Collateral Trustee in writing and (y) such investments, and the proceeds thereof, shall be held in the Collateral Account in trust for all Secured Parties pending application in accordance with the provisions of subsection 3.4.

3.6                      Collateral Trustee’s Calculations.  In making the determinations and allocations required by subsection 3.4, the Collateral Trustee may conclusively rely upon information supplied by the First Priority Agent as to the amounts of unpaid principal and interest and other amounts outstanding with respect to the First Priority Secured Obligations, information supplied by the relevant Second Priority Agent as to the amounts of unpaid principal and interest and other amounts outstanding with respect to its respective Second Priority Secured Obligations, information supplied by the relevant Junior Priority Additional Debt Representative as to the amounts of unpaid principal and interest and other amounts outstanding with respect to its respective Junior Priority Additional Debt Obligations and the Collateral Trustee shall have no liability to any of the Secured Parties for actions taken in reliance on such information, provided that nothing in this sentence shall prevent any Grantor from contesting any amounts claimed by any Secured Party in any information so supplied but in the event of any such contest, the information delivered by any Holder Representative shall be conclusive, for purposes of the Collateral Trustee’s reliance, absent manifest error.  Upon the reasonable request of the Collateral Trustee, the First Priority Agent, the Second Priority Agents, any Junior Priority Additional Debt Representatives or any other Secured Party, as the case may be, shall deliver to the Collateral Trustee a certificate setting forth the information specified in this subsection 3.6.  All distributions made by the Collateral Trustee pursuant to subsection 3.4 shall be (subject to subsection 3.7 and to any decree of any court of competent jurisdiction) final (absent manifest error), and the Collateral Trustee shall have no duty to inquire as to the application by any Holder Representative in respect of any amounts distributed to such Holder Representative.

3.7                      Pro Rata Sharing.  If, through the operation of any Bankruptcy Law or otherwise, the Collateral Trustee’s security interest hereunder and under the Trust Security Documents is enforced with respect to some, but not all, of the Secured Obligations then outstanding, such Secured Obligations for which the security interest is not enforced shall not be considered Secured Obligations hereunder for the purposes of subsection 3.4; provided, however, that such Secured Obligations shall be considered Secured Obligations hereunder for the purposes of subsection 8.1(p) and subsection 8.2(p); provided further, however, that nothing in this subsection 3.7 shall be deemed to require the Collateral Trustee to disregard or violate any court order binding upon it.

3.8                      Collateral Account Information and Access.  At such times as the Company or Controlling Party may reasonably request in writing, but not more than once per year per party (unless otherwise agreed to by the Collateral Trustee), the Collateral Trustee shall provide a full accounting of all funds then standing to the credit of the Collateral Account.  The Collateral Trustee also shall provide the necessary information and passwords to enable the Company to electronically access account statements and data for the Collateral Account.

SECTION 4.

AGREEMENTS WITH TRUSTEE

4.1                      Delivery of Secured Instruments.  On the Effective Date, the Grantors shall deliver to the Collateral Trustee copies of each Secured Instrument and each Trust Security Document then in effect.  The Grantors shall deliver to the Collateral Trustee, promptly upon the execution thereof, a copy of all amendments, modifications or supplements to any Secured Instrument entered into after the Effective Date. Within 60 days after the issuance of any Additional Debt, the Grantors shall deliver to the Collateral Trustee copies of the related Additional Debt Documents and Trust Security Documents with respect to such Additional Debt.

4.2                      Information as to Secured Parties and Holder Representatives.  The Holder Representatives and the Grantors shall deliver, at the request of the Collateral Trustee, any information necessary to make the distributions contemplated by subsection 3.4 or any other information as the Collateral Trustee reasonably requires in order to perform its duties under this Collateral Trust Agreement.

4.3                      Compensation and Expenses.  The Grantors, jointly and severally, agree to pay to the Collateral Trustee, from time to time upon demand, (i) reasonable compensation (which shall not be limited by any Requirement of Law in regard to compensation of fiduciaries or of a trustee of an express trust) for its services hereunder and under the Trust Security Documents and for administering the Trust Estate as shall have been agreed to in a separate agreement between the Grantors and the Collateral Trustee and (ii) all of the reasonable fees, costs and expenses of the Collateral Trustee (including, without limitation, the reasonable fees and disbursements of its counsel, advisors and agents) (A) arising in connection with the preparation, negotiation, execution, delivery, modification, and termination of this Collateral Trust Agreement and each Trust Security Document or the enforcement of any of the provisions hereof or thereof, (B) incurred or required to be advanced in connection with the administration of the Trust Estate, the custody, use or operation of, preservation, sale or other disposition of Collateral pursuant to any Trust Security Document and the preservation, protection, enforcement or defense of the Collateral Trustee’s rights under this Collateral Trust Agreement and the Trust Security Documents and in and to the Collateral and the Trust Estate (including, but not limited to, any fees and expenses incurred by the Collateral Trustee in a bankruptcy proceeding), (C) incurred by the Collateral Trustee in connection with the removal of the Collateral Trustee pursuant to subsection 5.7(a) or (D) incurred in connection with the execution of the directions provided by the Controlling Party. Such fees, costs and expenses are intended to constitute expenses of administration under any Bankruptcy Law relating to creditors’ rights generally.  The obligations of the Grantors under this subsection 4.3 shall survive the termination of the other provisions of this Collateral Trust Agreement and the resignation or removal of the Collateral Trustee hereunder.

4.4                      Stamp and Other Similar Taxes.  The Grantors agree to indemnify and hold harmless the Collateral Trustee, each Holder Representative and each Secured Party from any present or future claim for liability for any stamp or any other similar tax, and any penalties or interest with respect thereto, which may be assessed, levied or collected by any jurisdiction in connection with this Collateral Trust Agreement, any Trust Security Document, the Trust Estate

or any Collateral.  The obligations of the Grantors under this subsection 4.4 shall survive the termination of the other provisions of this Collateral Trust Agreement and the resignation or removal of the Collateral Trustee hereunder.

4.5                      Filing Fees, Excise Taxes, Etc.  The Grantors agree to pay or to reimburse the Collateral Trustee for any and all payments made by the Collateral Trustee in respect of all search, filing, recording and registration fees, taxes, excise taxes and other similar imposts which may be payable or determined to be payable in respect of the execution and delivery of this Collateral Trust Agreement and each Trust Security Document.  The obligations of the Grantors under this subsection 4.5 shall survive the termination of the other provisions of this Collateral Trust Agreement and the resignation or removal of the Collateral Trustee hereunder.

4.6                      Indemnification.  The Company and the Grantors agree to pay, indemnify, and hold, jointly and severally, the Collateral Trustee (and its directors, officers, agents and employees) harmless from and against any and all claims, liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including, without limitation, the reasonable fees and expenses of counsel, advisors and agents) or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Collateral Trust Agreement and the Trust Security Documents and any modifications or termination thereof, except to the extent arising from the gross negligence or willful misconduct of the indemnified party or any of its affiliates or any of their respective directors, officers, agents or employees as determined by a final judgment of a court of competent jurisdiction, including for taxes in any jurisdiction in which the Collateral Trustee is subject to tax by reason of actions hereunder or under the Trust Security Documents, unless such taxes are imposed on or measured by compensation paid to the Collateral Trustee under subsection 4.3.  In any suit, proceeding or action brought by the Collateral Trustee under or with respect to any contract, agreement, interest or obligation constituting part of the Collateral for any sum owing thereunder, or to enforce any provisions thereof, the Grantors will save, indemnify and keep the Collateral Trustee harmless from and against all expense, loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction of liability whatsoever of any Grantor thereunder, arising out of a breach by such Grantor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such Grantor or its successors from any Grantor, and all such obligations of the Grantors shall be and remain enforceable against and only against the Grantors and shall not be enforceable against the Collateral Trustee.  The agreements in this subsection 4.6 shall survive the termination of the other provisions of this Collateral Trust Agreement and the resignation or removal of the Collateral Trustee hereunder.

4.7                      Trustee’s Lien.  Notwithstanding anything to the contrary in this Collateral Trust Agreement, as security for the payment of Trustee Fees (i) the Collateral Trustee is hereby granted a lien upon all Collateral which shall have priority ahead of all other Secured Obligations secured by such Collateral and (ii) the Collateral Trustee shall have the right to use and apply any of the funds held by the Collateral Trustee in the Collateral Account to cover such Trustee Fees.

4.8                      Further Assurances.  At any time and from time to time, upon the written request of the Collateral Trustee, and at the expense of the Grantors, each Grantor will promptly execute and deliver any and all such further instruments and documents and take such further action as may be reasonably requested pursuant to any Secured Instrument or Trust Security Document further to perfect, or to protect the perfection of, the liens and security interests granted under the Trust Security Documents, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code in effect in any jurisdiction; provided, however, that notwithstanding anything to the contrary contained herein or in any Trust Security Document, no Grantor shall be required to perfect the security interests granted by it in any Collateral by any means other than by (i) executing and delivering a copy of any Deposit Account Control Agreement or any Securities Account Control Agreement, (ii) executing filings pursuant to the Uniform Commercial Code of the relevant State(s), (iii) executing, delivering and recording Mortgages in respect of certain Credit Tenant Lease Assets (but solely to the extent required under Section 2.18 of the First Priority Credit Agreement and Section 2.24 of each of the Second Priority Credit Agreements) and (iv) such additional actions as may be required pursuant to any Secured Instrument or Trust Security Document.

4.9                      Inspection of Properties and Books; Collateral Accountings.  (a)  The Grantors shall give the Collateral Trustee access during normal business hours, at its reasonable request, to all books, records, documents and information in the possession of any Grantor or any of their respective subsidiaries relating to the Collateral. Upon a Foreclosure on any Collateral, the Grantors shall give the Collateral Trustee access to any such foreclosed Collateral in the possession of any Grantor.

(b)                                 At any time, the Collateral Trustee shall give the Company and the Grantors access during normal business hours, at the Company’s or any such Grantor’s prior written reasonable request, to all Collateral and to all books, records, documents and information in the possession of the Collateral Trustee.

(c)                                  On the last Business Day of each week or such other Business Day as the parties hereto may agree, the Collateral Trustee shall provide the Company and the Holder Representatives with reports listing all Collateral and books, records, documents and information then in the possession of the Collateral Trustee.

SECTION 5.

THE COLLATERAL TRUSTEE

5.1                      Acceptance of Trust.  The Collateral Trustee, for itself and its successors, hereby accepts the trusts created by this Collateral Trust Agreement upon the terms and conditions hereof.

5.2                      Exculpatory Provisions.  (a)  The Collateral Trustee shall not be responsible in any manner whatsoever for the correctness of any recitals, statements, representations or warranties herein, all of which are made solely by the Grantors.  The Collateral Trustee makes no representations as to the value or condition of the Trust Estate or any part thereof, or as to the title of the Grantors thereto or as to the security afforded by this Collateral Trust Agreement or any Trust Security Document, or as to the validity, execution (except its execution), enforceability, legality or sufficiency of this Collateral Trust Agreement, the Trust Security Documents or the Secured Obligations, and the Collateral Trustee shall incur no liability or responsibility in respect of any such matters.

(b)                                 The Collateral Trustee shall not be required to ascertain or inquire as to the performance by the Grantors of any of the covenants or agreements contained herein or in any Trust Security Document or Secured Instrument.  Whenever it is necessary, or in the opinion of the Collateral Trustee advisable, for the Collateral Trustee to ascertain the amount of Secured Obligations then held by Secured Parties, the Collateral Trustee may rely on (i) a certificate of the First Priority Agent, in the case of First Priority Secured Obligations, (ii) a certificate of the relevant Second Priority Agent, in the case of its respective Second Priority Secured Obligations and (iii) a certificate of the relevant Junior Priority Additional Debt Representative, in the case of its respective Junior Priority Additional Debt Obligations and, if the First Priority Agent, any Second Priority Agent, any Junior Priority Additional Debt Representative or any relevant Secured Party shall not give such information to the Collateral Trustee, it shall not be entitled to receive distributions hereunder (in which case distributions to those Persons who have supplied such information to the Collateral Trustee shall be calculated by the Collateral Trustee using, for those Persons who have not supplied such information, the most recent information, if any, received by the Collateral Trustee), and the amount so calculated to be distributed to any Person who fails to give such information shall be held in trust for such Person until the next Distribution Date following the time such Person does supply such information to the Collateral Trustee, whereupon on such Distribution Date the amount distributable to such Person shall be recalculated using such information and distributed to it. The Collateral Trustee shall have no liability to any Secured Parties with respect to any calculations made by the Collateral Trustee hereunder in the event any Holder Representative shall fail to deliver its certificate as required herein.  Nothing in this subsection 5.2(b) shall prevent any Grantor from contesting any amounts claimed by any Secured Party in any certificate so supplied, but the certificates delivered by any Holder Representative shall be conclusive, for purposes of the Collateral Trustee’s calculations, absent manifest error.  So long as no Enforcement Event is in effect, the Collateral Trustee may rely conclusively on a certificate of a Responsible Officer of the Company with respect to the matters set forth in the second sentence of this subsection 5.2(b), provided a copy of any such certificate is simultaneously provided to the Controlling Party.

(c)                                  The Collateral Trustee shall be under no obligation or duty to take any action under this Collateral Trust Agreement or any Trust Security Document if taking such action (i) would subject the Collateral Trustee to a tax in any jurisdiction where it is not then subject to a tax or (ii) would require the Collateral Trustee to qualify to do business in any jurisdiction where it is not then so qualified, unless the Collateral Trustee receives security or indemnity reasonably satisfactory to it against such tax (or equivalent liability), or any liability resulting from such qualification, in each case as results from the taking of such action under this Collateral Trust Agreement or any Trust Security Document.

(d)                                 The Collateral Trustee shall have the same rights with respect to any Secured Obligation held by it as any other Secured Party and may exercise such rights as though it were not the Collateral Trustee hereunder, and may accept deposits from, lend money to, and generally engage in any kind of banking or trust business with the Company and/or any of the Grantors as if it were not the Collateral Trustee.

(e)           Notwithstanding any other provision of this Collateral Trust Agreement, the Collateral Trustee shall not be liable for any action taken or omitted to be taken in accordance with this Collateral Trust Agreement or the Trust Security Documents except to the extent of its own gross negligence or willful misconduct.

(f)            Beyond the exercise of reasonable care in the custody thereof, the Collateral Trustee shall have no duty as to any Collateral in its possession or control or in the possession or control of any agent or bailee or any income thereon or as to preservation of rights against prior parties or any other rights pertaining thereto and the Collateral Trustee shall not be responsible for filing any financing or continuation statements or recording any documents or instruments in any public office at any time or times or otherwise perfecting or maintaining the perfection of any security interest in the Collateral.  The Collateral Trustee shall be deemed to have exercised reasonable care in the custody of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property and shall not be liable or responsible for any loss or diminution in the value of any of the Collateral, by reason of the act or omission of any carrier, forwarding agency or other agent or bailee selected by the Collateral Trustee in good faith.

(g)           The Collateral Trustee shall not be responsible for the existence, genuineness or value of any of the Collateral or for the validity, perfection, priority or enforceability of the Liens in any of the Collateral, whether impaired by operation of law or by reason of any of any action or omission to act on its part hereunder, except to the extent such action or omission constitutes gross negligence, bad faith or willful misconduct on the part of the Collateral Trustee, for the validity or sufficiency of the Collateral or any agreement or assignment contained therein, for the validity of the title of any Grantor to the Collateral, for insuring the Collateral or for the payment of taxes, charges, assessments or Liens upon the Collateral or otherwise as to the maintenance of the Collateral.

(h)           In no event shall the Collateral Trustee be responsible or liable for special, indirect, or consequential loss or damage of any kind whatsoever (including, but not limited to, loss of profit) irrespective of whether the Collateral Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action.

(i)            In no event shall the Collateral Trustee be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation, strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services; it being understood that the Collateral Trustee shall use reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances.

5.3       Delegation of Duties.  The Collateral Trustee may execute any of the trusts or powers hereof and perform any duty hereunder either directly or by or through agents or attorneys-in-fact, accountants, appraisers or other experts or advisers selected by it.  The Collateral Trustee shall be entitled to advice of counsel concerning all matters pertaining to such trusts, powers and duties.  The Collateral Trustee shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with due care.

5.4       Reliance by Collateral Trustee.  (a)  Whenever in the administration of this Collateral Trust Agreement or the Trust Security Documents the Collateral Trustee shall deem it necessary or desirable that a factual matter be proved or established in connection with the Collateral Trustee taking, suffering or omitting any action hereunder or thereunder, such matter (unless other evidence in respect thereof is herein specifically prescribed) may be deemed to be conclusively proved or established by a certificate of a Responsible Officer of the Company or Controlling Party, as applicable, delivered to the Collateral Trustee, and such certificate shall be full warrant to the Collateral Trustee for any action taken, suffered or omitted in reliance thereon, subject, however, to the provisions of subsection 5.5.

(b)           The Collateral Trustee may consult with counsel, and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered by it hereunder or under any Trust Security Document in accordance therewith.  The Collateral Trustee may at any time solicit written confirmatory instructions from the Controlling Party, an officer’s certificate of a Grantor or an order of a court of competent jurisdiction, as to any action that it may be requested or required to take, or that it may propose to take, in the performance of any of its obligations under this Collateral Trust Agreement or any documents executed in connection herewith.

(c)           The Collateral Trustee may rely, and shall be fully protected in acting, upon any resolution, statement, certificate, instrument, opinion, report, notice, request, consent, order, bond or other paper or document which it has no reason to believe to be other than genuine and to have been signed or presented by the proper party or parties or, in the case of cables, telecopies and telexes, to have been sent by the proper party or parties.  In the absence of its own gross negligence or willful misconduct, the Collateral Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Collateral Trustee and conforming to the requirements of this Collateral Trust Agreement.

(d)           The Collateral Trustee will not be required to advance or expend any funds or otherwise incur any financial liability in the performance of its duties or the exercise of its powers or rights hereunder unless it has been provided with security or indemnity satisfactory to it against any and all liability or expense which may be incurred by it by reason of taking or continuing to take such action.  The Collateral Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Collateral Trust Agreement at the request or direction of the Controlling Party pursuant to this Collateral Trust Agreement, unless such Controlling Party shall have offered to the Collateral Trustee security or indemnity satisfactory to the Collateral Trustee against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction.

(e)           Upon any application or demand by any of the Grantors (except any such application or demand which is expressly permitted to be made orally) to the Collateral Trustee to take or permit any action under any of the provisions of this Collateral Trust Agreement or any Trust Security Document, the Company shall furnish to the Collateral Trustee a certificate of a

Responsible Officer of the Company stating that all conditions precedent, if any, provided for in this Collateral Trust Agreement, in any relevant Trust Security Document or in the First Priority Credit Agreement, the Second Priority Credit Agreements or any Additional Debt Documents relating to the proposed action have been complied with, and in the case of any such application or demand as to which the furnishing of any document is specifically required by any provision of this Collateral Trust Agreement or a Trust Security Document relating to such particular application or demand, such additional document shall also be furnished.  A copy of any such certificate referred to in the prior sentence shall be simultaneously delivered to the Controlling Party.  Except for withdrawals and releases of Collateral requested under, and permitted by the terms of, Subsections 6.11(e), (f), (g) and (i) below, which releases and withdrawals shall be governed by, and effected in accordance with the terms set forth in such subsections, unless the Controlling Party shall have given telephonic notice to the Collateral Trustee, to the effect that the requested action is not permitted, prior to 5:00 p.m. (New York City time) on the second Business Day following the Collateral Trustee’s receipt of such Company or Grantor certificate (such notice to be confirmed in writing delivered by a nationally recognized overnight courier and received by the Collateral Trustee no later than 12:00 p.m. noon (New York City time) on the third Business Day following Collateral Trustee’s receipt of such certificate), the Collateral Trustee shall be authorized to take or permit the requested action, provided that the Controlling Party shall be deemed to have approved and authorized such requested action if the Collateral Trustee shall not have received such notices of the Controlling Party as described in this subsection 5.4(e).  A copy of any notice referred to in the parenthetical above by the Controlling Party to the Collateral Trustee shall be sent simultaneously to the Company and any applicable Grantor.

(f)            Any Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate of a Responsible Officer provided to such counsel in connection with such opinion or representations made by a Responsible Officer in a writing filed with the Collateral Trustee.

(g)           In the event there is any bona fide, good faith disagreement between the parties to this Collateral Trust Agreement or any of the documents executed in connection herewith resulting in adverse claims being made in connection with the Collateral held by the Collateral Trustee, the Collateral Trustee shall be entitled to refrain from taking any action (and will incur no liability for doing so) until directed in writing by the Controlling Party (but, in each case, the Controlling Party may only provide directions regarding such matters as it would otherwise be permitted to direct under this Collateral Trust Agreement and the Trust Security Documents) or by order of a court of competent jurisdiction.

5.5       Limitations on Duties of Trustee.  (a)  Unless an Acceleration Event is in effect, the Collateral Trustee shall be obligated to perform such duties and only such duties as are specifically set forth in this Collateral Trust Agreement and the Trust Security Documents, and no implied covenants or obligations shall be read into this Collateral Trust Agreement or any Trust Security Document against the Collateral Trustee. If and so long as an Acceleration Event is in effect, the Collateral Trustee shall, upon written direction of the Controlling Party in accordance with subsection 2.4(b), exercise the rights and powers vested in the Collateral Trustee by this Collateral Trust Agreement and the Trust Security Documents, and shall not be liable with respect to any action taken, or omitted to be taken, in accordance with the direction of the Controlling Party.

(b)           Except as herein otherwise expressly provided, the Collateral Trustee shall not be under any obligation to take any action which is discretionary with the Collateral Trustee under the provisions hereof or of any Trust Security Document, except upon the written direction of the Controlling Party at such time in accordance with subsection 2.4(b) hereof. The Collateral Trustee shall make available for inspection and copying by each Holder Representative, each certificate or other paper furnished to the Collateral Trustee by any of the Grantors under or in respect of this Collateral Trust Agreement or any of the Collateral.

(c)           No provision of this Collateral Trust Agreement or of any Trust Security Document shall be deemed to impose any duty or obligation on the Collateral Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Collateral Trustee shall be unqualified or incompetent, to perform any such act or acts or to exercise any such right, power, duty or obligation or if such performance or exercise would constitute doing business by the Collateral Trustee in such jurisdiction or, unless adequately indemnified therefor (as reasonably determined by the Collateral Trustee), impose a tax on the Collateral Trustee by reason thereof or to risk its own funds or otherwise incur any financial liability in the performance of its duties hereunder.

5.6       Moneys to be Held in Trust.  All moneys received by the Collateral Trustee under or pursuant to any provision of this Collateral Trust Agreement or any Trust Security Document (except Trustee Fees) shall be held in trust for the purposes for which they were paid or are held.

5.7       Resignation and Removal of the Collateral Trustee.  (a)  The Collateral Trustee may at any time, by giving written notice to the Grantors and each Holder Representative, resign and be discharged of the responsibilities hereby created, such resignation to become effective upon (i) the appointment of a successor Collateral Trustee, (ii) the acceptance of such appointment by such successor Collateral Trustee, (iii) the approval of such successor Collateral Trustee evidenced by one or more instruments signed by the Controlling Party and, so long as no Enforcement Event is then in effect, by the Grantors (which approval, in each case, shall not be unreasonably withheld) and (iv) the payment of all fees and expenses due and owing to the resigning Collateral Trustee (including, but not limited to, the fees and expenses of its counsel).  If no successor Collateral Trustee shall be appointed and shall have accepted such appointment within 60 days after the Collateral Trustee gives the aforesaid notice of resignation, the Collateral Trustee, the Grantors (so long as no Enforcement Event is then in effect) or the Controlling Party may apply to any court of competent jurisdiction to appoint a successor Collateral Trustee to act until such time, if any, as a successor Collateral Trustee shall have been appointed as provided in this subsection 5.7.  Any successor so appointed by such court shall immediately and without further act be superseded by any successor Collateral Trustee appointed by the Controlling Party, as provided in subsection 5.7(b).  While an Enforcement Event is in effect, the Controlling Party may, at any time upon giving 30 days’ prior written notice thereof to the Collateral Trustee, the Grantors and each other Holder Representative, remove the Collateral Trustee and appoint a successor Collateral Trustee, such removal to be effective upon the acceptance of such appointment by the successor and the payment of all fees and expenses due and owing to the removed Collateral Trustee (including, but not limited to, the fees and expenses of its counsel).  If an Enforcement Event is not in effect, the Controlling Party may, at any time upon giving 30 days’ prior written notice thereof to the Collateral Trustee and each other Holder Representative, and with the consent of the Grantors (such consent not to be unreasonably withheld) remove the Collateral Trustee and appoint a successor Collateral Trustee, such removal to be effective upon the acceptance of such appointment by the successor and the receipt of approval by the Grantors and the payment of all fees and expenses due and owing to the removed Collateral Trustee (including, but not limited to, the fees and expenses of its counsel).  The Collateral Trustee shall be entitled to Trustee Fees to the extent incurred or arising, or relating to events occurring, before such resignation or removal.

(b)           If at any time the Collateral Trustee shall resign or be removed or otherwise become incapable of acting, or if at any time a vacancy shall occur in the office of the Collateral Trustee for any other cause, a successor Collateral Trustee may be appointed by the Controlling Party with the consent (not to be unreasonably withheld) of the Grantors, if no Enforcement Event is in effect, and otherwise by the Controlling Party; provided, however, that should the Controlling Party not act timely to appoint a successor Collateral Trustee, the Grantors may (whether or not an Enforcement Event is then in effect) petition a court of competent jurisdiction to appoint a successor Collateral Trustee.  The powers, duties, authority and title of the predecessor Collateral Trustee shall be terminated and cancelled without procuring the resignation of such predecessor and without any other formality (except for the consent of the Controlling Party referred to above and as may be required by applicable law) than appointment and designation of a successor in writing duly delivered to the predecessor and the Grantors and the payment of the fees and expenses of the predecessor Collateral Trustee as described in subsection 5.7(a) above.  Such appointment and designation shall be full evidence of the right and authority to make the same and of all the facts therein recited, and this Collateral Trust Agreement and the Trust Security Documents shall vest in such successor, without any further act, deed or conveyance, all the estates, properties, rights, powers, trusts, duties, authority and title of its predecessor; but such predecessor shall, nevertheless, on the written request of the Controlling Party, the Grantors, or the successor, execute and deliver an instrument (in form and substance reasonably satisfactory to the Collateral Trustee) transferring to such successor all the estates, properties, rights, powers, trusts, duties, authority and title of such predecessor hereunder and under the Trust Security Documents and shall deliver all Collateral held by it or its agents to such successor.  Should any deed, conveyance or other instrument in writing from any Grantor be reasonably required by any successor Collateral Trustee for more fully and certainly vesting in such successor the estates, properties, rights, powers, trusts, duties, authority and title vested or intended to be vested in the predecessor Collateral Trustee, any and all such deeds, conveyances and other instruments in writing shall, on request of such successor, be executed, acknowledged and delivered by such Grantor.  If such Grantor shall not have executed and delivered any such deed, conveyance or other instrument within 10 days after it received a written request from the successor Collateral Trustee to do so, or if an Enforcement Event is in effect, the predecessor Collateral Trustee may execute the same on behalf of such Grantor.  Such Grantor hereby appoints any predecessor Collateral Trustee as its agent and attorney to act for it as provided in the next preceding sentence.

5.8       Status of Successor Collateral Trustee.  Every successor Collateral Trustee appointed pursuant to subsection 5.7 shall be a bank or trust company (other than any Holder Representative or other Secured Party (other than the Collateral Trustee)) in good standing and having power to act as Collateral Trustee hereunder, incorporated under the laws of the United States of America or any State thereof or the District of Columbia and generally recognized as capable of undertaking duties and obligations of the type imposed upon the Collateral Trustee hereunder and that is able to accept the trust hereunder upon reasonable or customary terms.

5.9       Merger of the Collateral Trustee.  Any Person into which the Collateral Trustee may be merged, or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Collateral Trustee shall be a party, shall be Collateral Trustee under this Collateral Trust Agreement and the Trust Security Documents without the execution or filing of any paper or any further act on the part of the parties hereto.

5.10     Co-Collateral Trustee; Separate Collateral Trustee.  (a)  If at any time or times it shall be necessary or prudent in order to conform to any law of any jurisdiction in which any of the Collateral shall be located, or to avoid any violation of law or imposition on the Collateral Trustee of taxes by such jurisdiction not otherwise imposed on the Collateral Trustee, or the Collateral Trustee shall be advised by counsel, satisfactory to it, that it is necessary or prudent in the interest of the Secured Parties, or any Holder Representative shall in writing so request the Collateral Trustee and the Grantors, or the Collateral Trustee shall deem it desirable for its own protection in the performance of its duties hereunder or under any Trust Security Document, the Collateral Trustee and each of the Grantors shall execute and deliver all instruments and agreements necessary or proper to constitute another bank or trust company or one or more persons (other than any Holder Representative or other Secured Party (other than the Collateral Trustee)) approved by the Collateral Trustee and the Grantors, either to act as co-trustee or co-trustees of all or any of the Collateral under this Collateral Trust Agreement or under any of the Trust Security Documents, jointly with the Collateral Trustee originally named herein or therein or any successor Collateral Trustee, or to act as separate trustee or trustees of any of the Collateral.  If any of the Grantors shall not have joined in the execution of such instruments and agreements within 30 days after it receives a written request from the Collateral Trustee to do so, or if an Enforcement Event is in effect, the Collateral Trustee may act under the foregoing provisions of this subsection 5.10(a) without the concurrence of such Grantors and execute and deliver such instruments and agreements on behalf of such Grantors.  Each of the Grantors hereby appoints the Collateral Trustee as its agent and attorney to act for it under the foregoing provisions of this subsection 5.10(a) in either of such contingencies.

(b)           Every separate trustee and every co-trustee, other than any successor Collateral Trustee appointed pursuant to subsection 5.7, shall, to the extent permitted by law, be appointed and act and be such, subject to the following provisions and conditions:

(i)            all rights, powers, duties and obligations conferred upon the Collateral Trustee in respect of the custody, control and management of moneys, papers or securities shall be exercised solely by the Collateral Trustee or any agent appointed by the Collateral Trustee;

(ii)           all rights, powers, duties and obligations conferred or imposed upon the Collateral Trustee hereunder and under the relevant Trust Security Document or Documents shall be conferred or imposed and exercised or performed by the Collateral Trustee and such separate trustee or separate trustees or co-trustee or co-trustees, jointly, as shall be provided in the instrument appointing such separate trustee or separate trustees or co-trustee or co-trustees, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Collateral Trustee shall be incompetent or unqualified to perform such act or acts, or unless the performance of such act or acts would result in the imposition of any tax on the Collateral Trustee which would not be imposed absent such joint act or acts, in which event such rights, powers, duties and obligations shall be exercised and performed by such separate trustee or separate trustees or co-trustee or co-trustees;

(iii)          no power given hereby or by the relevant Trust Security Documents to, or which it is provided herein or therein may be exercised by, any such co-trustee or co-trustees or separate trustee or separate trustees shall be exercised hereunder or thereunder by such co-trustee or co-trustees or separate trustee or separate trustees except jointly with, or with the consent in writing of, the Collateral Trustee, anything contained herein to the contrary notwithstanding;

(iv)          no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

(v)           the Grantors and the Collateral Trustee, at any time by an instrument in writing executed by them jointly, may accept the resignation of or remove any such separate trustee or co-trustee and, in that case by an instrument in writing executed by them jointly, may appoint a successor to such separate trustee or co-trustee, as the case may be, anything contained herein to the contrary notwithstanding.  If the Grantors shall not have joined in the execution of any such instrument within 30 days after it receives a written request from the Collateral Trustee to do so, or if an Enforcement Event is in effect, the Collateral Trustee shall have the power to accept the resignation of or remove any such separate trustee or co-trustee and to appoint a successor without the concurrence of the Grantors, the Grantors hereby appointing the Collateral Trustee its agent and attorney to act for it in such connection in such contingency.  If the Collateral Trustee shall have appointed a separate trustee or separate trustees or co-trustee or co-trustees as above provided, the Collateral Trustee may at any time, by an instrument in writing, accept the resignation of or remove any such separate trustee or co-trustee and the successor to any such separate trustee or co-trustee shall be appointed by the Grantors and the Collateral Trustee, or by the Collateral Trustee alone pursuant to this subsection 5.10(b).

5.11     Treatment of Payee or Indorsee by Collateral Trustee; Representatives of Secured Parties.  The Collateral Trustee may treat the registered holder or, if none, the payee or indorsee of any promissory note or debenture evidencing a Secured Obligation as the absolute owner thereof for all purposes and shall not be affected by any notice to the contrary, whether such promissory note or debenture shall be past due or not.

SECTION 6.

MISCELLANEOUS

6.1       Notices.  Unless otherwise specified herein, all notices, requests, demands or other communications given to any of the Grantors, the Collateral Trustee, the Controlling Party and any Holder Representative shall be given in writing (including, but not limited to, bank wire, facsimile transmission followed by telephonic confirmation or similar writing) and shall be effective (i) if given by telex or facsimile transmission, when such facsimile is transmitted to the facsimile number specified in this subsection 6.1 and the appropriate answerback or facsimile confirmation is received, (ii) if given by certified registered mail, return receipt requested, with first class postage prepaid, addressed as aforesaid, upon receipt or refusal to accept delivery, (iii) if given by a nationally recognized overnight carrier, 24 hours after such communication is deposited with such carrier with postage prepaid for next day delivery, or (iv) if given by any other means, when delivered at the address specified in this subsection 6.1; provided that any notice, request or demand to the Collateral Trustee shall not be effective until received by the Collateral Trustee in writing or by facsimile transmission in the corporate trust division at the office designated by it pursuant to this subsection 6.1.   All notices, requests and other communications to any party hereunder shall be given to such party at its address specified on the signature pages hereof or any other address which such party shall have specified as its address for the purpose of communications hereunder, by notice given in accordance with this subsection 6.1 to the party sending such communication.

6.2       No Waivers.  No failure on the part of the Collateral Trustee, any co-trustee, any separate trustee, the Controlling Party, any Holder Representative or any Secured Party to exercise, no course of dealing with respect to, and no delay in exercising, any right, power or privilege under this Collateral Trust Agreement or any Trust Security Document shall operate as a waiver thereof nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

6.3       Amendments, Supplements and Waivers.  (a)  With the written consent of the Required Secured Parties, the Collateral Trustee and the Grantors may, from time to time, enter into written agreements supplemental hereto or to any Trust Security Document for the purpose of adding to, or waiving any provisions of, this Collateral Trust Agreement or any Trust Security Document or changing in any manner the rights of the Collateral Trustee, the Secured Parties or the Grantors hereunder or thereunder; provided that no such supplemental agreement shall (i) amend, modify or waive any provision of this subsection 6.3 without the written consent of each Holder Representative, (ii) except as provided in the next succeeding sentence, reduce the percentages or change the numbers specified in the definition of Majority First Priority Secured Parties, Majority Second Priority Secured Parties, Majority Junior Priority Secured Parties and Majority Secured Parties or amend, modify or waive any provision of subsection 3.4 or the definition of Secured Obligations, First Priority Secured Obligations, 2011 Second Priority Secured Obligations, 2012 Second Priority Secured Obligations, Second Priority Additional Debt Obligations, Junior Priority Additional Debt Obligations or otherwise change the relative rights of the Secured Parties under the Collateral Trust Agreement in respect of payments or Collateral without the written consent of holders constituting the Majority Class Holders of each Class whose rights would be adversely affected thereby, (iii) amend, modify or waive any provision of subsection 8.1 without the written consent of the relevant Second Priority Agent if any Second Priority Secured Obligations are then outstanding, but only if the relative rights of the Second Priority Secured Parties in respect of such Second Priority Secured Obligations would be adversely affected thereby, (iv) amend, modify or waive any provision of subsection 8.2 without the written consent of the relevant Junior Priority Additional Debt Representative if any Junior Priority Additional Debt Obligations are then outstanding, but only if the relative rights of the Junior Priority Secured Parties, as the case may be, in respect of such Junior Priority Additional Debt Obligations would be adversely affected thereby or (v) amend, modify or waive any provision of Section 4 or Section 5 or alter the duties, rights or obligations of the Collateral Trustee hereunder or under the Trust Security Documents without the written consent of the Collateral Trustee.  Any such supplemental agreement shall be binding upon the Grantors, each Holder Representative, the Secured Parties and the Collateral Trustee and their respective successors and assigns.

(b)           Solely with the consent of the Controlling Party (and without the consent of any other Secured Party), the Collateral Trustee and the Grantors, at any time and from time to time, may enter into one or more agreements supplemental hereto or to any Trust Security Document, (i) to add to the covenants of such Grantor for the benefit of the Secured Parties or to surrender any right or power herein conferred upon such Grantor; (ii) to mortgage or pledge to the Collateral Trustee, or grant a security interest in favor of the Collateral Trustee in, any property or assets as additional security for the Secured Obligations; (iii) as contemplated in subsection 6.3(d); or (iv) to cure any ambiguity, to correct or supplement any provision herein or in any Trust Security Document which may be defective or inconsistent with any other provision herein or therein, or to make any other provision with respect to matters or questions arising hereunder which shall not be inconsistent with any provision hereof; provided that any such action contemplated by this clause (iv) shall not adversely affect the interests of any of the Secured Parties.

(c)           Solely with the consent of the Controlling Party (and without the consent of any other Secured Party), the Collateral Trustee, the Grantors and the Holder Representative for each Junior Priority Additional Debt, at any time and from time to time, may enter into one or more agreements supplemental hereto or to any Trust Security Document, to provide for the inclusion herein of intercreditor provisions as between, on the one hand, one or more issues of Junior Priority Additional Debt and, on the other hand, one or more other issues of Junior Priority Additional Debt (it being agreed that the consent of the Holder Representative of any Junior Priority Additional Debt benefiting from any such intercreditor provisions with respect to such issues substantially in the form of subsections 8.2 and 8.4, with appropriate changes in the references therein, shall not be required); provided that any such action contemplated by this clause shall not adversely affect the interests of any of the Secured Parties in respect of the First Priority Secured Obligations or any Second Priority Secured Obligations.

(d)           Each of the First Priority Agent and the Second Priority Credit Agents agrees (with the intention of such agreement being binding upon the Secured Parties for which it is the Holder Representative) that, at any time when it is the Controlling Party, it will cooperate with the Company in effecting any amendment to this Collateral Trust Agreement or any Trust Security Document reasonably requested by the Company that does not, in the opinion of such

Controlling Party, adversely affect the interests of the then Secured Parties (it being understood that any Additional Debt, or Liens securing such Additional Debt, in each case, permitted under the Secured Instruments, does not adversely affect the interests of the then Secured Parties), provided that such amendment is reasonably intended in the opinion of the Grantors to facilitate the issuance, or securing pursuant hereto, of any Additional Debt.

6.4       Headings.  The table of contents and the headings of Sections and subsections have been included herein and in the Trust Security Documents for convenience only and should not be considered in interpreting this Collateral Trust Agreement or the Trust Security Documents.

6.5       Severability.  Any provision of this Collateral Trust Agreement which is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

6.6       Successors and Assigns.  This Collateral Trust Agreement shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns and shall inure to the benefit of each of the Secured Parties and their respective successors and assigns, and nothing herein is intended or shall be construed to give any other Person any right, remedy or claim under, to or in respect of this Collateral Trust Agreement or any Collateral.

6.7       Currency Conversions.  In calculating the amount of Secured Obligations or Collateral proceeds for any purpose hereunder, including, without limitation, voting or distribution purposes, the amount of any Secured Obligation or any such proceeds which is denominated in a currency other than Dollars shall be converted by the Collateral Trustee (which conversion shall be confirmed in writing by the Controlling Party) into Dollars at the spot rate appearing on the relevant display page (as determined by the Collateral Trustee) on the Reuters Monitor Money Rates Service for the sale of the applicable currency for Dollars in the London foreign exchange market at approximately 11a.m. (London time) for delivery two (2) Business Days later.

6.8       Acknowledgements.  Each Grantor hereby acknowledges that:

(a)           it has been advised by counsel in the negotiation, execution and delivery of this Collateral Trust Agreement and the other Trust Security Documents to which it is a party;

(b)           neither the Collateral Trustee nor any Secured Party has any fiduciary relationship with or duty to any Grantor arising out of or in connection with this Collateral Trust Agreement or any of the First Priority Loan Documents, the Second Priority Loan Documents and any Additional Debt Documents, and the relationship between the Grantors, on the one hand, and the Collateral Trustee and Secured Parties, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

(c)           no joint venture is created hereby or by the First Priority Loan Documents, the Second Priority Loan Documents or any Additional Debt Documents or otherwise exists by virtue of the transactions contemplated hereby among the Secured Parties or among the Grantors and the Secured Parties.

6.9       Governing Law.  This Collateral Trust Agreement shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

6.10     Counterparts.  This Collateral Trust Agreement may be signed in any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.  Delivery of an executed signature page of this Collateral Trust Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

6.11     Termination and Release.  (a)  Upon the termination of, and satisfaction in full of all of the obligations under, the First Priority Loan Documents, any Second Priority Loan Documents or any Additional Debt Documents, as the case may be, the applicable Holder Representative hereby agrees to promptly provide written directions to the Collateral Trustee stating that the conditions for release under such Secured Instruments have been satisfied.  Upon the Collateral Trustee’s (i) receipt of such written directions from all Holder Representatives and (ii) confirmation of payment in full of all Trustee Fees, the security interests created by the Trust Security Documents shall terminate forthwith and all right, title and interest of the Collateral Trustee in and to the Collateral shall revert to the Grantors, their successors and assigns.

(b)           Upon the termination of the Collateral Trustee’s security interest and the release of the Collateral in accordance with subsection 6.11(a), the Collateral Trustee will promptly, at the Grantors’ written request and expense (but, in any event, not later than three Business Days following such request), (i) execute and deliver to the Grantors such documents (in form and substance reasonably satisfactory to the Collateral Trustee and the Grantors) as the Grantors shall reasonably request to evidence the termination of such security interest or the release of the Collateral and (ii) deliver or cause to be delivered to the Grantors all property of the Grantors then held by the Collateral Trustee or any agent thereof.

(c)           Except as set forth in subsections (e), (f), (g) and (i) below, upon the withdrawal of any Collateral as permitted by the First Priority Loan Documents, the Second Priority Loan Documents and any Additional Debt Documents, the security interests and Liens created by the Trust Security Documents in such Collateral shall terminate and such Collateral shall be automatically released from the Lien created by the Trust Security Documents (subject to any requirement therein with respect to the retention of the Proceeds of a disposition of Collateral subject to this Collateral Trust Agreement or any Trust Security Document).  Upon receipt by the Collateral Trustee and the Controlling Party of a certificate from the relevant Grantor or the Company stating that such withdrawal is permitted by (or the relevant consent has been received under) the First Priority Loan Documents, the Second Priority Loan Documents and any Additional Debt Documents, unless the Controlling Party shall have given telephonic notice to the Collateral Trustee, to the effect that the requested withdrawal is not permitted, prior to 5:00 p.m. (New York City time) on the second Business Day following the Collateral Trustee’s receipt of such Company or Grantor certificate (such notice to be confirmed in writing delivered by a nationally recognized overnight courier and received by the Collateral Trustee no later than 12:00 p.m. noon (New York City time) on the third Business Day following Collateral Trustee’s receipt of such certificate), the Collateral Trustee shall be authorized to, and shall promptly at such Grantor’s or the Company’s request and expense, (i) execute and deliver such documents (in form and substance reasonably satisfactory to the Collateral Trustee and the Grantor) as such Grantor or the Company shall reasonably request to evidence the termination of such security interest and Lien and the release of such Collateral (subject to any requirement with respect to the retention of the Proceeds of a disposition of Collateral subject to this Collateral Trust Agreement or any Trust Security Document) and (ii) deliver or cause to be delivered to such Grantor or the Company all property (including any promissory notes and related transfer documents), if any, constituting part of such withdrawn Collateral then held by the Collateral Trustee or any agent thereof. The Controlling Party shall be deemed to have approved and authorized any such requested withdrawal and release if the Collateral Trustee shall not have received the notices of the Controlling Party as described in this subsection 6.11(c). A copy of any notice of the Controlling Party referred to in this subsection 6.11(c) shall be sent simultaneously to the Company and any applicable Grantor.

(d)           Upon receipt by the Collateral Trustee of written notice from each Holder Representative directing the Collateral Trustee to cause the Liens on a portion of the Collateral identified in such notice to be released and discharged, the security interests created by the Trust Security Documents in such Collateral shall terminate forthwith and all right, title and interest of the Collateral Trustee in and to such Collateral shall revert to the Grantors, their successors and assigns.

(e)           Upon receipt by the Collateral Trustee of written certification from the applicable Grantor or the Company that physical possession of any of such Grantor’s property then held by the Collateral Trustee or any agent thereof (including any promissory notes and related transfer documents, if any, constituting part of any Collateral) is necessary or customary to enforce (or would otherwise facilitate enforcement of) such Grantor’s remedies (or actions in lieu of the exercise of enforcement) against counterparties, or for the purpose of correction of defects, if any, under or in relation to any Collateral, the Collateral Trustee shall (i) cause to be delivered such property to such Grantor, the Company or its agents pending any enforcement action, exercise of rights or other customary actions in lieu of enforcement or for the purpose of correction of defects, if any, or loan (or other asset) administration and servicing, in each case in respect of any such promissory notes and related Collateral, and (ii) execute and deliver such documents (in form and substance reasonably satisfactory to the Collateral Trustee and the Grantors), and take such other actions in connection with such escrowed release as such Grantor or the Company may reasonably request in writing; it being understood that the delivery of any such property shall not constitute a release of the Collateral and any Proceeds received by such Grantor upon any such enforcement shall be subject to this Collateral Trust Agreement and the Trust Security Documents.  A copy of any certificate by a Grantor or the Company to the Collateral Trustee under this subsection 6.11(e) shall be sent simultaneously to the Controlling Party. The Company and the Grantors hereby agree to hold in escrow any Collateral delivered to the Company or the Grantors, as applicable, by the Collateral Trustee pursuant to this subsection 6.11(e).

(f)            Upon receipt by the Collateral Trustee of written certification from the applicable Grantor or the Company that such Grantor has entered into a binding contract for a sale of Collateral to a third party or other monetization (that is not a payment or prepayment), in each case, in a transaction (a “Third Party Sale”) permitted by the First Priority Loan Documents, the Second Priority Loan Documents and any Additional Debt Documents, the Collateral Trustee shall promptly at such Grantor’s or the Company’s request and expense (i) execute and deliver, for release only upon completion of such Third Party Sale, such documents (in form and substance reasonably satisfactory to the Collateral Trustee and the Grantors) as such Grantor or the Company shall reasonably request to evidence the termination of the security interest and Lien in, and release of, such Collateral upon completion of such Third Party Sale (subject to any requirement with respect to retention of the Proceeds of such Third Party Sale subject to this Collateral Trust Agreement or any Trust Security Document) and (ii) deliver, or cause to be delivered, for release only upon completion of such Third Party Sale, to such Grantor or the Company all property (including any promissory notes and related transfer documents), if any, constituting part of such Collateral (and any related collateral) then held by the Collateral Trustee or any agent thereof.  If no Material Default (as defined in the First Priority Credit Agreement or either of the Second Priority Credit Agreements, as applicable) or Enforcement Event has occurred and is continuing when any Grantor shall have entered into a binding contract for a Third Party Sale, but such Grantor shall not have completed such Third Party Sale prior to a Foreclosure on such Collateral or any other intervening Enforcement Event, the Collateral Trustee shall provide the releases, and otherwise act in accordance with the provisions of, this Section 6.11 in respect of such Third Party Sale notwithstanding such intervening Foreclosure or other Enforcement Event.  A copy of any certificate by a Grantor or the Company to the Collateral Trustee under this subsection 6.11(f) shall be sent simultaneously to the Controlling Party.  The Company and the Grantors hereby agree to hold in escrow any Collateral delivered to the Company or the Grantors, as applicable, by the Collateral Trustee pursuant to this subsection 6.11(f).

(g)           Upon receipt by the Collateral Trustee of written certification from the applicable Grantor or the Company that such Grantor has received, or has received notice that it will receive, a payment or prepayment in satisfaction or settlement in respect of any portion of the Collateral, the Collateral Trustee shall promptly at such Grantor’s or the Company’s request and expense (i) execute and deliver, for release only upon receipt by the Grantor of such payment or prepayment in satisfaction or settlement, such documents (in form and substance reasonably satisfactory to the Collateral Trustee and the Grantors) as such Grantor or the Company shall reasonably request to evidence termination of the security interest and Lien in, and release of, such Collateral (subject to any requirement with respect to retention of the Proceeds of such payment or prepayment under this Collateral Trust Agreement or any Trust Security Documents) and (ii) deliver, or cause to be delivered, for release only upon receipt of such payment or prepayment in satisfaction or settlement, to such Grantor or the Company all property (including any promissory notes and related transfer documents), if any, constituting part of such Collateral (and any related collateral) then held by the Collateral Trustee or any agent thereof.  A copy of any certificate by a Grantor or the Company to the Collateral Trustee under this subsection 6.11(g) shall be sent simultaneously to the Controlling Party.  The Company and the Grantors hereby agree to hold in escrow any Collateral delivered to the Company or the Grantors, as applicable, by the Collateral Trustee pursuant to this subsection 6.11(g).

(h)           Upon receipt by the Collateral Trustee of a written notice from the Controlling Party that (i) the security interests and Liens created under the Security Agreement in the Pledged Stock (as defined in the Security Agreement) issued by a Grantor (other than Tara) have been released, or (ii) all of the Collateral owned by a Grantor (other than Tara or Tara Holdco) has been released, in each case, in accordance with the provisions of this Section 6.11, such Grantor shall be released from its obligations hereunder and under the Trust Security Documents.  Upon any such release, the Collateral Trustee will promptly, at such Grantor’s or the Company’s written request and expense, (x) execute and deliver such documents as such Grantor or the Company shall reasonably request to evidence the termination of such Grantors obligations under this Collateral Trust Agreement and the Trust Security Documents and (ii) deliver or cause to be delivered to such Grantor or the Company all property (including any promissory notes and related transfer documents), if any, of such Grantor then remaining held by the Collateral Trustee or any agent thereof.

(i)            This Collateral Trust Agreement shall terminate when the security interests granted under each of the Trust Security Documents have terminated and the Collateral has been released as provided in subsection 6.11(a); provided that the provisions of subsections 4.3, 4.4, 4.5 and 4.6 shall not be affected by any such termination.

6.12     New Grantors.  During the term of this Collateral Trust Agreement, one or more additional Collateral SPVs and Collateral LLCs may become a party to this Collateral Trust Agreement by (i) executing a joinder agreement, substantially in the form of Exhibit B, and (ii) executing and delivering, or causing to be executed and delivered, all such documents, instruments, agreements, and certificates as are similar to those described in Sections 3.1(h) of the First Priority Credit Agreement.

6.13     Inspection by Regulatory Agencies.  The Collateral Trustee shall make available, and shall cause each custodian and agent acting on its behalf in connection with this Collateral Trust Agreement to make available, all Collateral in such Person’s possession upon prior written notice and during regular business hours for inspection by any regulatory agency having jurisdiction over any Grantor to the extent required by such regulatory agency in its discretion.

6.14     Confidentiality.  The Collateral Trustee agrees to keep confidential all non-public information (a) provided to it by or on behalf of the Grantors or the Secured Parties pursuant to or in connection with this Collateral Trust Agreement or any Trust Security Document or (b) obtained by the Collateral Trustee based on a review of the books and records of the Grantors; provided that nothing herein shall prevent the Collateral Trustee from disclosing any such information (i) to the First Priority Agent, Second Priority Agents or any Junior Priority Additional Debt Representatives or any other Secured Party, (ii) to its affiliates, employees, directors, agents, attorneys, accountants and other professional advisors subsequent to the Collateral Trustee advising such Person of the confidentiality provisions contained herein, (iii) upon the request or demand of any Governmental Authority having jurisdiction over the Collateral Trustee upon notice to the Grantors thereof, unless such notice is prohibited or the Governmental Authority shall require otherwise, (iv) in response to any order of any court or other Governmental Authority or as may otherwise be required pursuant to any Requirement of Law, after notice to the Grantors if reasonably feasible and if not prohibited by such court or

Governmental Authority or applicable law, (v) in connection with any litigation to which the Collateral Trustee is a party, after notice to the Grantors if reasonably feasible, (vii) which has been publicly disclosed other than in breach of this Collateral Trust Agreement, or (viii) to the extent reasonably necessary, in connection with the exercise of any remedy hereunder.

6.15     Submission to Jurisdiction; Waivers.  The Company and each Grantor hereby irrevocably and unconditionally:

(a)           submits for itself and its property in any legal action or proceeding relating to this Collateral Trust Agreement and the other Trust Security Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Courts of the County of New York, State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

(b)           to the extent permitted by applicable law, consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(c)           waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this subsection any special, exemplary, punitive or consequential damages.

6.16     WAIVERS OF JURY TRIAL (a) .  EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS COLLATERAL TRUST AGREEMENT OR ANY OTHER TRUST SECURITY DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

SECTION 7.

DESIGNATION OF ADDITIONAL DEBT

7.1       Designations of Additional Debt.  The Company may at any time and from time to time designate additional obligations (whether outstanding on the date of such designation or on a prospective “when issued basis”) as “Second Priority Additional Debt” or “Junior Priority Additional Debt”, identifying the relevant “Second Priority Additional Debt Representative” or “Junior Priority Additional Debt Representative”, as the case may be, which is secured by the Collateral pursuant to this Collateral Trust Agreement and the Trust Security Documents in accordance with this Section 7 (it being understood that if such notice is prospective such designation is contingent upon the issuance or incurrence of the related obligations); provided that (i) no more than $1,000,000,000 of the aggregate principal amount of such Additional Debt shall be designated as Second Priority Additional Debt, (ii) any additional Collateral required to be pledged in satisfaction of the relevant Coverage Test pursuant to

Section 5.17 of the First Priority Credit Agreement and Section 5.17 of each of the Second Priority Credit Agreements, shall be transferred or deposited with the Collateral Trustee not later than the designation of such additional obligations as Additional Debt hereunder and (iii) the incurrence of such Additional Debt and the pledging of such additional Collateral shall be permitted at such time under each applicable Secured Instrument.  The Company shall furnish each Notice of Designation of Additional Debt to each Holder Representative substantially in the form of Exhibit C (each a “Notice of Designation of Additional Debt”) promptly after delivering the same to the Collateral Trustee; provided that failure to deliver such notice shall not affect the validity of any such designation.

7.2       Termination of Designation.  Once designated as Additional Debt pursuant to this Section 7, the relevant obligations shall remain secured as Additional Debt pursuant to this Collateral Trust Agreement and the Trust Security Documents until the first to occur of (i) the termination of this Collateral Trust Agreement in accordance with subsection 6.11, (ii) the payment in full of such Secured Obligations and (iii) the delivery to the Collateral Trustee of the written consent of the relevant Secured Party or Parties to the release of the security interest in the Collateral securing such Secured Obligations.

SECTION 8.

INTERCREDITOR PROVISIONS

8.1       Second Priority Debt.  The Second Priority Credit Agents, and to the extent that the Company or any Grantor incurs any Second Priority Additional Debt, any Second Priority Additional Debt Representative for, and each Second Priority Secured Party with respect to, the Second Priority Secured Obligations shall be bound by the following terms and conditions:

(a)           Any and all Liens now existing or hereafter created or arising in favor of any such Second Priority Secured Party securing the Second Priority Secured Obligations, regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, are expressly junior in priority, operation and effect to any and all Liens now existing or hereafter created or arising in favor of the First Priority Secured Parties securing the First Priority Secured Obligations, notwithstanding (i) anything to the contrary contained in any agreement or filing to which any such Second Priority Secured Party may now or hereafter be a party, and regardless of the time, order or method of grant, attachment, recording or perfection of any financing statements or other security interests, assignments, pledges, deeds, mortgages and other liens, charges or encumbrances or any defect or deficiency or alleged defect or deficiency in any of the foregoing, (ii) any provision of the Uniform Commercial Code or any applicable law or any agreement with respect to the First Priority Secured Obligations or the Second Priority Secured Obligations or any other circumstance whatsoever and (iii) the fact that any such Liens in favor of any First Priority Secured Party securing any of the First Priority Secured Obligations are (x) subordinated to any Lien securing any obligation of any Grantor other than the Second Priority Secured Obligations or (y) otherwise subordinated, voided, avoided, invalidated or lapsed;

(b)           No such Second Priority Secured Party shall object to or contest, or support any other Person in contesting or objecting to, in any proceeding (including without limitation, any Insolvency Proceeding), the validity, extent, perfection, priority or enforceability of any security interest in the Collateral granted to any First Priority Secured Party.  Notwithstanding any failure by any First Priority Secured Party to perfect its security interests in the Collateral or any avoidance, invalidation or subordination by any third party or court of competent jurisdiction of the security interests in the Collateral granted to the First Priority Secured Parties, the priority and rights as between the First Priority Secured Parties and the Second Priority Secured Parties with respect to the Collateral shall be as set forth herein;

(c)           No such Second Priority Secured Party shall, prior to the payment in full of the First Priority Secured Obligations, assert, demand, request, plead or otherwise claim the benefit of, any marshalling, appraisal, valuation and any other right that may otherwise be available under any applicable Requirement of Law with respect to any Collateral to a creditor in its capacity as beneficiary of a junior lien on such Collateral;

(d)           No such Second Priority Secured Party shall, in or in connection with any Insolvency Proceeding, file any pleadings or motions, take any position at any hearing or proceeding of any nature, or otherwise take any action whatsoever, in each case in respect of any of the Collateral, including, without limitation, with respect to the determination of any Liens or claims held by any First Priority Secured Party or the value of any claims of such parties under Section 506(a) of the Bankruptcy Code or otherwise; provided that any such Second Priority Secured Party may file a proof of claim in an Insolvency Proceeding, subject to the limitations contained in this Collateral Trust Agreement and only if consistent with the terms and the limitations on such Second Priority Secured Party imposed hereby;

(e)           If any Grantor becomes subject to any Insolvency Proceeding, and if the First Priority Agent desires to consent (or not object) to the use of cash collateral under the Bankruptcy Code or to provide any DIP Financing to any Grantor or to consent (or not object) to the provision of any DIP Financing to any Grantor, whether or not proceeds of any such DIP Financing are being used to Refinance all or any portion of the First Priority Secured Obligations, then each such Second Priority Secured Party (i) will be deemed to have consented to, and will raise no objection to, nor support any other Person objecting to, the use of such cash collateral or such DIP Financing, (ii) will not request or accept adequate protection or any other relief in connection with the use of such cash collateral or such DIP Financing except as set forth in subsection 8.1(g) below, (iii) will subordinate (and will be deemed hereunder to have subordinated) its Second Priority Secured Obligations (x) to such DIP Financing on the same terms as the First Priority Secured Obligations are subordinated thereto (and such subordination will not alter in any manner the terms of this Collateral Trust Agreement) or, to the extent the proceeds of such DIP Financing refinance all or any portion of the First Priority Secured Obligations, on the same terms as the Second Priority Secured Obligations are subordinated to the First Priority Secured Obligations pursuant to this Collateral Trust Agreement, (y) to any adequate protection provided to the First Priority Secured Parties and (z) to any “carve-out” agreed to by the First Priority Agent, and (iv) agrees that notice received two calendar days prior to the entry of an order approving such usage of cash collateral or approving such financing shall be adequate notice;

(f)            No such Second Priority Secured Party will seek relief from the automatic stay or from any other stay in any Insolvency Proceeding or take any action in derogation thereof, in each case in respect of any Collateral, without the prior written consent of the Majority First Priority Secured Parties (to the extent there are any First Priority Secured Parties);

(g)           No such Second Priority Secured Party shall object to, contest, or support any other Person objecting to or contesting, (i) any request by any First Priority Secured Party for adequate protection or any adequate protection provided to any First Priority Secured Party, (ii) any objection by any First Priority Secured Party to any motion, relief, action or proceeding based on a claim of a lack of adequate protection or (iii) the payment of interest, fees, expenses or other amounts to any First Priority Secured Party under Section 506(b) or 506(c) of the Bankruptcy Code or otherwise.  Notwithstanding anything contained in this subsection (but subject to all other provisions of this Collateral Trust Agreement), in any Insolvency Proceeding, (x) if the First Priority Secured Parties (to the extent there are any First Priority Secured Parties) are granted adequate protection consisting of additional collateral (with replacement liens on such additional collateral) and superpriority claims in connection with any DIP Financing or use of cash collateral, and such First Priority Secured Parties do not object to the adequate protection being provided to them, then in connection with any such DIP Financing or use of cash collateral such Second Priority Secured Parties may seek or accept adequate protection consisting solely of a replacement Lien on the same additional collateral, subordinated to the Liens securing the First Priority Secured Obligations and such DIP Financing on the same basis as the other Liens securing the Second Priority Secured Obligations are so subordinated to the First Priority Secured Obligations under this Collateral Trust Agreement and superpriority claims junior in all respects to the superpriority claims granted to the First Priority Secured Parties and (y) in the event any such Second Priority Secured Party seeks or accepts adequate protection in accordance with clause (x) above and such adequate protection is granted in the form of additional collateral, then such Second Priority Secured Party agrees that the First Priority Secured Parties shall also be granted a senior Lien on such additional collateral as security for the First Priority Secured Obligations and any such DIP Financing and that any Lien on such additional collateral securing the Second Priority Secured Obligations shall be subordinated to the Liens on such collateral securing the First Priority Secured Obligations and any such DIP Financing (and all Obligations relating thereto) and any other Liens granted to the First Priority Secured Parties as adequate protection, with such subordination to be on the same terms that the other Liens securing the Second Priority Secured Obligations are subordinated to the Liens securing such First Priority Secured Obligations under this Collateral Trust Agreement.  The Second Priority Secured Parties agree that except as expressly set forth in this subsection none of them shall seek or accept adequate protection without the prior written consent of the Majority First Priority Secured Parties (to the extent there are any First Priority Secured Parties);

(h)           If any First Priority Secured Party is required in any Insolvency Proceeding or otherwise to disgorge, turn over or otherwise pay to the estate of any Grantor, because such amount was avoided or ordered to be paid or disgorged for any reason, including without limitation because it was found to be a fraudulent or preferential transfer, any amount (a “Recovery”), whether received as proceeds of security, enforcement of any right of set-off or otherwise, then the First Priority Secured Obligations shall be reinstated to the extent of such Recovery and deemed to be outstanding as if such payment had not occurred and the payment in full of the First Priority Secured Obligations shall be deemed not to have occurred.  If this Collateral Trust Agreement shall have been terminated prior to such Recovery, this Collateral Trust Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto.  The Second Priority Secured Parties agree that none of them shall be entitled to benefit from any avoidance action affecting or otherwise relating to any distribution or allocation made in accordance with this Collateral Trust Agreement, whether by preference or otherwise, it being understood and agreed that the benefits of such avoidance action otherwise allocable to them shall instead be allocated and turned over for application in accordance with the priorities set forth in this Collateral Trust Agreement;

(i)            No such Second Priority Secured Party shall, in an Insolvency Proceeding or otherwise, oppose any sale or disposition of any assets of any Grantor that is supported by the First Priority Agent, and each such Second Priority Secured Party will be deemed to have consented under Section 363 of the Bankruptcy Code (and otherwise) to any sale supported by the First Priority Agent and to have released its Liens on such assets; provided that the net proceeds of such sale shall have been applied to the Secured Obligations in accordance with subsection 3.4;

(j)            Each such Second Priority Secured Party acknowledges and agrees that because of, among other things, their differing rights in the Collateral, the Second Priority Secured Obligations are fundamentally different from the First Priority Secured Obligations and must be separately classified in any plan of reorganization proposed or adopted in an Insolvency Proceeding.  To further effectuate the intent of the parties as provided in the immediately preceding sentence, if it is held that the claims of the First Priority Secured Parties and the Second Priority Secured Parties in respect of the Collateral constitute only one secured claim (rather than separate classes of senior and junior secured claims), then the Second Priority Secured Parties hereby acknowledge and agree that all distributions shall be made as if there were separate classes of senior and junior secured claims against the Grantors in respect of the Collateral (with the effect being that, to the extent that the aggregate value of the Collateral is sufficient (for this purpose ignoring all claims held by the Second Priority Secured Parties), the First Priority Secured Parties shall be entitled to receive, in addition to amounts distributed to them in respect of principal, pre-petition interest and other claims, all amounts owing in respect of Post-Petition Interest before any distribution is made in respect of the claims held by the Second Priority Secured Parties, with the Second Priority Secured Parties hereby acknowledging and agreeing to turn over to the First Priority Secured Parties amounts otherwise received or receivable by them to the extent necessary to effectuate the intent of this sentence, even if such turnover has the effect of reducing the claim or recovery of the Second Priority Secured Parties);

(k)           To the extent that a Second Priority Secured Party has not voted its claim with respect to the Second Priority Secured Obligations in any Insolvency Proceeding on any proposed plan of reorganization prior to the date which is 10 days before the expiration of the time to vote such claim, the Collateral Trustee may vote such claim on behalf of such Second Priority Secured Party at the direction of the Controlling Party;

(l)            No such Second Priority Secured Party shall oppose or seek to challenge any claim by any First Priority Secured Party for allowance in any Insolvency Proceeding of Post-Petition Interest, fees or expenses in respect of any First Priority Secured Obligation.  No First Priority Secured Party shall oppose or seek to challenge any claim by any Second Priority Secured Party for the accrual (but not payment) in any Insolvency Proceeding of Post-Petition Interest;

(m)          No such Second Priority Secured Party shall seek relief from the automatic stay as provided in Section 362 of the Bankruptcy Code or any similar provision of any applicable Bankruptcy Law or any other stay in respect of the Collateral;

(n)           Nothing contained herein shall prohibit or in any way limit any First Priority Secured Party from objecting in any Insolvency Proceeding or otherwise to any action taken by any Second Priority Secured Party, including the seeking by any Second Priority Secured Party of adequate protection (except as provided in subsection 8.1(g)) or the asserting by any Second Priority Secured Party of any of its rights and remedies under any Second Priority Loan Document or Second Priority Additional Debt Document in respect of Second Priority Secured Obligations, the Trust Security Documents or otherwise;

(o)           This Collateral Trust Agreement, which the parties hereto expressly acknowledge is a “subordination agreement” under section 510(a) of the Bankruptcy Code, shall be effective before, during and after the commencement of an Insolvency Proceeding;

(p)           So long as the First Priority Secured Obligations or commitments in respect thereof have not been paid or terminated in full, whether or not any Insolvency Proceeding has been commenced by or against the Company or any Grantor, any Collateral or proceeds thereof received by any Second Priority Agent or any Second Priority Secured Party in connection with the exercise of any right or remedy (including set-off) relating to the Collateral, or pursuant to subsection 3.4 hereof, shall be segregated and held in trust and forthwith paid over to the First Priority Agent for the benefit of the First Priority Secured Parties in the same form as received;

(q)           If, prior to the payment in full of the First Priority Secured Obligations, any such Second Priority Secured Party receives any Post-Petition Securities on account of any Second Priority Secured Obligations in any Insolvency Proceeding and such Post-Petition Securities are secured by any Lien upon any property of any reorganized debtor which is also subject to Liens securing Post-Petition Securities received on account of any First Priority Secured Obligations in such Insolvency Proceedings, such Liens shall be junior and subordinate to the Liens securing Post-Petition Securities received on account of the First Priority Secured Obligations to the same extent as all other Liens securing Second Priority Secured Obligations hereunder and shall be subject to the terms of this Collateral Trust Agreement;

(r)            Each such Second Priority Secured Party agrees that any First Priority Loan Document may be amended at any time without the consent of any Second Priority Secured Party, provided that this Collateral Trust Agreement and the Trust Security Documents may only be amended in accordance with the terms of this Collateral Trust Agreement;

(s)           Each such Second Priority Secured Party agrees that it will not enter into, or accept the benefit of, any security agreement or mortgage to secure the Second Priority Secured Obligations and will not file any financing statements with respect to its Second Priority Secured Obligations, it being understood that this Collateral Trust Agreement and the Trust Security Documents (together with the filings contemplated thereby) are the only such security documents permitted to secure the Second Priority Secured Obligations; and

(t)            Until the First Priority Secured Obligations have been paid in full, any Collateral, including without limitation any such Collateral constituting Proceeds, that may be received by any Second Priority Secured Party in violation of this Collateral Trust Agreement shall be segregated and held in trust and promptly paid over to the Collateral Trustee, for the benefit of the First Priority Secured Parties, in the same form as received, with any necessary endorsements, and each Second Priority Secured Party hereby authorizes the Collateral Trustee to make any such endorsements as agent for any Second Priority Agent (which authorization, being coupled with an interest, is irrevocable).

8.2       Junior Priority Debt.  To the extent that the Company or any Grantor incurs any Junior Priority Additional Debt, the Junior Priority Additional Debt Representative for, and each Junior Priority Secured Party with respect to, the Junior Priority Additional Debt Obligations shall be bound by the following terms and conditions:

(a)           Any and all Liens now existing or hereafter created or arising in favor of any such Junior Priority Secured Party securing the Junior Priority Additional Debt Obligations, regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, are expressly junior in priority, operation and effect to any and all Liens now existing or hereafter created or arising in favor of the First Priority Secured Parties securing the First Priority Secured Obligations and the Second Priority Secured Parties securing the Second Priority Secured Obligations, notwithstanding (i) anything to the contrary contained in any agreement or filing to which any such Junior Priority Secured Party may now or hereafter be a party, and regardless of the time, order or method of grant, attachment, recording or perfection of any financing statements or other security interests, assignments, pledges, deeds, mortgages and other liens, charges or encumbrances or any defect or deficiency or alleged defect or deficiency in any of the foregoing, (ii) any provision of the Uniform Commercial Code or any applicable law or any agreement with respect to the First Priority Secured Obligations, the Second Priority Secured Obligations or the Junior Priority Additional Debt Obligations or any other circumstance whatsoever and (iii) the fact that any such Liens in favor of any First Priority Secured Party securing any of the First Priority Secured Obligations or in favor of any Second Priority Secured Party securing any of the Second Priority Secured Obligations are (x) subordinated to any Lien securing any obligation of any Grantor other than the Junior Priority Additional Debt Obligations or (y) otherwise subordinated, voided, avoided, invalidated or lapsed;

(b)           No such Junior Priority Secured Party shall object to or contest, or support any other Person in contesting or objecting to, in any proceeding (including without limitation, any Insolvency Proceeding), the validity, extent, perfection, priority or enforceability of any security interest in the Collateral granted to any First Priority Secured Party or any Second Priority Secured Party.  Notwithstanding any failure by any First Priority Secured Party or any Second Priority Secured Party to perfect its security interests in the Collateral or any avoidance, invalidation or subordination by any third party or court of competent jurisdiction of the security interests in the Collateral granted to the First Priority Secured Parties or the Second Priority Secured Parties, the priority and rights as between the First Priority Secured Parties, the Second Priority Secured Parties and the Junior Priority Secured Parties with respect to the Collateral shall be as set forth herein;

(c)           No such Junior Priority Secured Party shall, prior to the payment in full of the First Priority Secured Obligations and the Second Priority Secured Obligations, assert, demand, request, plead or otherwise claim the benefit of, any marshalling, appraisal, valuation and any other right that may otherwise be available under any applicable Requirement of Law with respect to any Collateral to a creditor in its capacity as beneficiary of a junior lien on such Collateral;

(d)           No such Junior Priority Secured Party shall, in or in connection with any Insolvency Proceeding, file any pleadings or motions, take any position at any hearing or proceeding of any nature, or otherwise take any action whatsoever, in each case in respect of any of the Collateral, including, without limitation, with respect to the determination of any Liens or claims held by any First Priority Secured Party or any Second Priority Secured Party or the value of any claims of such parties under Section 506(a) of the Bankruptcy Code or otherwise; provided that any such Junior Priority Secured Party may file a proof of claim in an Insolvency Proceeding, subject to the limitations contained in this Collateral Trust Agreement and only if consistent with the terms and the limitations on such Junior Priority Secured Party imposed hereby;

(e)           If any Grantor becomes subject to any Insolvency Proceeding, each of the Secured Parties hereunder (subject, in the case of the Second Priority Secured Parties, to subsection 8.1(e) hereunder) shall retain their rights to seek to provide any DIP Financing to any such Grantor, and to object (subject to the provisions of this subsection (e) and subsection 8.1(e) hereunder) to any such proposal for DIP Financing. If any Grantor becomes subject to any Insolvency Proceeding, and if the Majority First Priority Secured

Parties (to the extent there are any First Priority Secured Parties) and the Majority Second Priority Secured Parties (to the extent there are any Second Priority Secured Parties) desire to consent (or not object) to the use of cash collateral under the Bankruptcy Code or to provide any DIP Financing to any Grantor or to consent (or not object) to the provision of any DIP Financing to any Grantor, whether or not proceeds of any such DIP Financing are being used to Refinance all or any portion of the First Priority Secured Obligations or the Second Priority Secured Obligations, then each such Junior Priority Secured Party (i) will be deemed to have consented to, and will raise no objection to, nor support any other Person objecting to, the use of such cash collateral or such DIP Financing, (ii) will not request or accept adequate protection or any other relief in connection with the use of such cash collateral or such DIP Financing except as set forth in subsection 8.2(g) below and (iii) will subordinate (and will be deemed hereunder to have subordinated) its Junior Priority Additional Debt Obligations (x) to such DIP Financing on the same terms as the First Priority Secured Obligations and Second Priority Secured Obligations are subordinated thereto (and such subordination will not alter in any manner the terms of this Collateral Trust Agreement) or, to the extent the proceeds of such DIP Financing refinance all or any portion of the First Priority Secured Obligations, on the same terms as the Second Priority Secured Obligations are subordinated to the First Priority Secured Obligations pursuant to this Collateral Trust Agreement, (y) to any adequate protection provided to the First Priority Secured Parties or the Second Priority Secured Parties and (z) to any “carve-out” agreed to by the First Priority Agent or the Second Priority Agents, and (iv) agrees that notice received two calendar days prior to the entry of an order approving such usage of cash collateral or approving such financing shall be adequate notice;

(f)            No such Junior Priority Secured Party will seek relief from the automatic stay or from any other stay in any Insolvency Proceeding or take any action in derogation thereof, in each case in respect of any Collateral, without the prior written consent of the Majority First Priority Secured Parties (to the extent there are any First Priority Secured Parties) and the Majority Second Priority Secured Parties (to the extent there are any Second Priority Secured Parties);

(g)           No such Junior Priority Secured Party shall object to, contest, or support any other Person objecting to or contesting, (i) any request by any First Priority Secured Party or any Second Priority Secured Party for adequate protection or any adequate protection provided to any First Priority Secured Party or Second Priority Secured Party, (ii) any objection by any First Priority Secured Party or Second Priority Secured Party to any motion, relief, action or proceeding based on a claim of a lack of adequate protection or (iii) the payment of interest, fees, expenses or other amounts to any First Priority Secured Party or any Second Priority Secured Party under Section 506(b) or 506(c) of the Bankruptcy Code or otherwise.  Notwithstanding anything contained in this subsection (but subject to all other provisions of this Collateral Trust Agreement), in any Insolvency Proceeding, (x) if the First Priority Secured Parties (to the extent there are any First Priority Secured Parties) and any Second Priority Secured Parties (to the extent there are any Second Priority Secured Parties) are granted adequate protection consisting of additional collateral (with replacement liens on such additional collateral) and superpriority claims in connection with any DIP Financing or use of cash collateral, and such First Priority Secured Parties and Second Priority Secured Parties, as the case may be, do not object to the adequate protection being provided to them, then in connection with any such DIP Financing or use of cash collateral such Junior Priority Secured Parties may seek or accept adequate protection consisting solely of a replacement Lien on the same additional collateral, subordinated to the Liens securing the First Priority Secured Obligations, Second Priority Secured Obligations and such DIP Financing on the same basis as the other Liens securing the Junior Priority Additional Debt Obligations are so subordinated to the First Priority Secured Obligations and Second Priority Secured Obligations under this Collateral Trust Agreement and superpriority claims junior in all respects to the superpriority claims granted to the First Priority Secured Parties and the Second Priority Secured Parties and (y) in the event any such Junior Priority Secured Party seeks or accepts adequate protection in accordance with clause (x) above and such adequate protection is granted in the form of additional collateral as contemplated by clause (x) above, then such Junior Priority Secured Party agrees that the First Priority Secured Parties and the Second Priority Secured Parties shall also be granted a senior Lien on such additional collateral as security for the First Priority Secured Obligations and the Second Priority Secured Obligations, respectively, and any such DIP Financing and that any Lien on such additional collateral securing the Junior Priority Additional Debt Obligations shall be subordinated to the Liens on such collateral securing the First Priority Secured Obligations, the Second Priority Secured Obligations and any such DIP Financing (and all Obligations relating thereto) and any other Liens granted to the First Priority Secured Parties or the Second Priority Secured Parties as adequate protection, with such subordination to be on the same terms that the other Liens securing the Junior Priority Additional Debt Obligations are subordinated to the Liens securing such First Priority Secured Obligations and Second Priority Secured Obligations under this Collateral Trust Agreement.  The Junior Priority Secured Parties agree that except as expressly set forth in this subsection none of them shall seek or accept adequate protection without the prior written consent of the Majority First Priority Secured Parties (to the extent there are any First Priority Secured Parties) and the Majority Second Priority Secured Parties (to the extent there are any Second Priority Secured Parties);

(h)           If any First Priority Secured Party or Second Priority Secured Party is required in any Insolvency Proceeding or otherwise to disgorge, turn over or otherwise pay to the estate of any Grantor, because such amount was avoided or ordered to be paid or disgorged for any reason, including without limitation because it was found to be a fraudulent or preferential transfer, any amount (a “Senior Recovery”), whether received as proceeds of security, enforcement of any right of set-off or otherwise, then the First Priority Secured Obligations or Second Priority Secured Obligations, as the case may be, shall be reinstated to the extent of such Senior Recovery and deemed to be outstanding as if such payment had not occurred and the payment in full of the First Priority Secured Obligations or Second Priority Secured Obligations, as the case may be, shall be deemed not to have occurred.  If this Collateral Trust Agreement shall have been terminated prior to such Senior Recovery, this Collateral Trust Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto.  The Junior Priority Secured Parties agree that none of them shall be entitled to benefit from any avoidance action affecting or otherwise relating to any distribution or allocation made in accordance with this

Collateral Trust Agreement, whether by preference or otherwise, it being understood and agreed that the benefits of such avoidance action otherwise allocable to them shall instead be allocated and turned over for application in accordance with the priorities set forth in this Collateral Trust Agreement;

(i)            No such Junior Priority Secured Party shall, in an Insolvency Proceeding or otherwise, oppose any sale or disposition of any assets of any Grantor that is supported by each Holder Representative in respect of First Priority Secured Obligations and Second Priority Secured Obligations, and each such Junior Priority Secured Party will be deemed to have consented under Section 363 of the Bankruptcy Code (and otherwise) to any sale supported by each Holder Representative in respect of First Priority Secured Obligations and Second Priority Secured Obligations and to have released its Liens on such assets; provided that the net proceeds of such sale shall have been applied to the Secured Obligations in accordance with subsection 3.4;

(j)            Each such Junior Priority Secured Party acknowledges and agrees that because of, among other things, their differing rights in the Collateral, the Junior Priority Additional Debt Obligations are fundamentally different from the First Priority Secured Obligations and Second Priority Secured Obligations and must be separately classified in any plan of reorganization proposed or adopted in an Insolvency Proceeding.  To further effectuate the intent of the parties as provided in the immediately preceding sentence, if it is held that the claims of the First Priority Secured Parties, the Second Priority Secured Parties and the Junior Priority Secured Parties in respect of the Collateral constitute only one secured claim (rather than separate classes of senior and junior secured claims), then the Junior Priority Secured Parties hereby acknowledge and agree that all distributions shall be made as if there were separate classes of senior and junior secured claims against the Grantors in respect of the Collateral (with the effect being that, to the extent that the aggregate value of the Collateral is sufficient (for this purpose ignoring all claims held by the Junior Priority Secured Parties), the First Priority Secured Parties and the Second Priority Secured Parties shall be entitled to receive, in addition to amounts distributed to them in respect of principal, pre-petition interest and other claims, all amounts owing in respect of Post-Petition Interest before any distribution is made in respect of the claims held by the Junior Priority Secured Parties, with the Junior Priority Secured Parties hereby acknowledging and agreeing to turn over to the First Priority Secured Parties or Second Priority Secured Parties, as the case may be, amounts otherwise received or receivable by them to the extent necessary to effectuate the intent of this sentence, even if such turnover has the effect of reducing the claim or recovery of the Junior Priority Secured Parties;

(k)           To the extent that a Junior Priority Secured Party has not voted its claim with respect to the Junior Priority Additional Debt Obligations in any Insolvency Proceeding on any proposed plan of reorganization prior to the date which is 10 days before the expiration of the time to vote such claim, the Collateral Trustee may vote such claim on behalf of such Junior Priority Secured Party at the direction of the Controlling Party;

(l)            No such Junior Priority Secured Party shall oppose or seek to challenge any claim by any First Priority Secured Party or any Second Priority Secured Party for allowance in any Insolvency Proceeding of Post-Petition Interest, fees or expenses in respect of any First Priority Secured Obligation or Second Priority Secured Obligations.  No First Priority Secured Party or Second Priority Secured Party shall oppose or seek to challenge any claim by any Junior Priority Secured Party for the accrual (but not payment) in any Insolvency Proceeding of Post-Petition Interest;

(m)          No such Junior Priority Secured Party shall seek relief from the automatic stay as provided in Section 362 of the Bankruptcy Code or any similar provision of any applicable Bankruptcy Law or any other stay in respect of the Collateral;

(n)           Nothing contained herein shall prohibit or in any way limit any First Priority Secured Party or Second Priority Secured Party from objecting in any Insolvency Proceeding or otherwise to any action taken by any Junior Priority Secured Party, including the seeking by any Junior Priority Secured Party of adequate protection (except as provided in subsection 8.2(g)) or the asserting by any Junior Priority Secured Party of any of its rights and remedies under any Junior Priority Additional Debt Document in respect of Junior Priority Additional Debt Obligations, the Trust Security Documents or otherwise;

(o)           This Collateral Trust Agreement, which the parties hereto expressly acknowledge is a “subordination agreement” under section 510(a) of the Bankruptcy Code, shall be effective before, during and after the commencement of an Insolvency Proceeding;

(p)           So long as the First Priority Secured Obligations, Second Priority Secured Obligations or commitments in respect of either thereof have not been paid or terminated in full, whether or not any Insolvency Proceeding has been commenced by or against the Company or any Grantor, any Collateral or proceeds thereof received by any Junior Priority Additional Debt Representative or any Junior Priority Secured Party in connection with the exercise of any right or remedy (including set-off) relating to the Collateral, or pursuant to subsection 3.4 hereof, shall be segregated and held in trust and forthwith paid over to (i) the First Priority Agent for the benefit of the First Priority Secured Parties in the same form as received so long as the First Priority Secured Obligations or commitments in respect thereof have not been paid or terminated in full or (ii) to the extent clause (i) is not applicable, to the Second Priority Agents for the benefit of the Second Priority Secured Parties in the same form as received so long as the Second Priority Secured Obligations or commitments in respect thereof have not been paid or terminated in full;

(q)           If, prior to the payment in full of the First Priority Secured Obligations and Second Priority Secured Obligations, any such Junior Priority Secured Party receives any Post-Petition Securities on account of any Junior Priority Additional Debt Obligations in any Insolvency Proceeding and such Post-Petition Securities are secured by any Lien upon any property of any reorganized debtor which is also subject to Liens securing Post-Petition Securities received on account of any First Priority Secured Obligations or any

Second Priority Secured Obligations in such Insolvency Proceedings, such Liens shall be junior and subordinate to the Liens securing Post-Petition Securities received on account of the First Priority Secured Obligations or the Second Priority Secured Obligations (and if to both in the order of their respective priorities) to the same extent as all other Liens securing Junior Priority Additional Debt Obligations hereunder and shall be subject to the terms of this Collateral Trust Agreement;

(r)            Each such Junior Priority Secured Party agrees that any First Priority Loan Document, Second Priority Loan Document and Second Priority Additional Debt Document may be amended at any time without the consent of any Junior Priority Secured Party, provided that this Collateral Trust Agreement and the Trust Security Documents may only be amended in accordance with the terms of this Collateral Trust Agreement;

(s)           Each such Junior Priority Secured Party agrees that it will not enter into, or accept the benefit of, any security agreement or mortgage to secure the Junior Priority Additional Debt Obligations and will not file any financing statements with respect to its Junior Priority Additional Debt Obligations, it being understood that this Collateral Trust Agreement and the Trust Security Documents (together with the filings contemplated thereby) are the only such security documents permitted to secure the Junior Priority Additional Debt Obligations; and

(t)            Until the First Priority Secured Obligations and Second Priority Secured Obligations have been paid in full, any Collateral, including without limitation any such Collateral constituting Proceeds, that may be received by any Junior Priority Secured Party in violation of this Collateral Trust Agreement shall be segregated and held in trust and promptly paid over to the Collateral Trustee, for the benefit of the First Priority Secured Parties and Second Priority Secured Parties, in the same form as received, with any necessary endorsements, and each Junior Priority Secured Party hereby authorizes the Collateral Trustee to make any such endorsements as agent for the Junior Priority Additional Debt Representative (which authorization, being coupled with an interest, is irrevocable).

8.3       First Priority Obligations Unconditional.  All rights and interests of the First Priority Secured Parties hereunder, and all agreements and obligations of the Second Priority Secured Parties and the Junior Priority Secured Parties (and, to the extent applicable, the Grantors) hereunder, shall remain in full force and effect irrespective of:

(i)            any lack of validity or enforceability of any First Priority Loan Document;

(ii)           any change in the time, place or manner of payment of, or in any other term of, all or any portion of the First Priority Secured Obligations, or any amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding or restatement of any First Priority Loan Document;

(iii)          prior to the payment in full of the First Priority Secured Obligations, any exchange, release, voiding, avoidance or non-perfection of any Lien in any Collateral or any other collateral, or any release, amendment, waiver or other modification, whether by course of conduct or otherwise, or any Refinancing of all or any portion of the First Priority Secured Obligations or any guarantee or guaranty thereof; or

(iv)          any other circumstances that otherwise might constitute a defense available to, or a discharge of, any Grantor in respect of the First Priority Secured Obligations or any Second Priority Secured Party or any Junior Priority Secured Party in respect of this Collateral Trust Agreement.

8.4       Second Priority Obligations Unconditional.  All rights and interests of the Second Priority Secured Parties hereunder, and all agreements and obligations of the First Priority Secured Parties and the Junior Priority Secured Parties (and, to the extent applicable, the Grantors) hereunder, shall remain in full force and effect irrespective of:

(i)            any lack of validity or enforceability of any Second Priority Loan Document or Second Priority Additional Debt Document;

(ii)           any change in the time, place or manner of payment of, or in any other term of, all or any portion of the Second Priority Secured Obligations, or any amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding or restatement of any Second Priority Loan Document or Second Priority Additional Debt Document;

(iii)          prior to the payment in full of the Second Priority Secured Obligations, any exchange, release, voiding, avoidance or non-perfection of any Lien in any Collateral or any other collateral, or any release, amendment, waiver or other modification, whether by course of conduct or otherwise, or any Refinancing of all or any portion of the Second Priority Secured Obligations or any guarantee or guaranty thereof; or

(iv)          any other circumstances that otherwise might constitute a defense available to, or a discharge of, any Grantor in respect of the Second Priority Secured Obligations or any First Priority Secured Party or Junior Priority Secured Party in respect of this Collateral Trust Agreement.

8.5       Information Concerning Financial Condition of the Grantors.  Each Secured Party hereby assumes responsibility for keeping itself informed of the financial condition of the Company and each of the Grantors and all other circumstances bearing upon the risk of nonpayment of the First Priority Secured Obligations or the Second Priority Secured Obligations or the Junior Priority Additional Debt Obligations.  No Secured Party shall have any duty to advise any other Secured Party of information known to it regarding such condition or any such circumstances.  In the event any Secured Party, in its sole discretion, undertakes at any time or from time to time to provide any information to any other Secured Party, it shall be under no obligation (i) to provide any such information to such other Secured Party or any other party on any subsequent occasion, (ii) to undertake any investigation not a part of its regular business routine, or (iii) to disclose any other information.

[remainder of page intentionally left blank; signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Collateral Trust Agreement to be duly executed by their respective authorized officers as of the day and year first written above.

iSTAR FINANCIAL INC.

By:
/s/ GEOFFREY M. DUGAN
	Name:	Geoffrey M. Dugan
	Title:	Secretary

iSTAR TARA HOLDINGS LLC

By:
/s/ GEOFFREY M. DUGAN
	Name:	Geoffrey M. Dugan
	Title:	Secretary

iSTAR TARA LLC

By:
/s/ GEOFFREY M. DUGAN
	Name:	Geoffrey M. Dugan
	Title:	Secretary

Collateral Trust and Intercreditor Agreement

iSTAR BOWLING CENTERS I LLC, a Delaware limited liability company
iSTAR BOWLING CENTERS II LLC, a Delaware limited liability company
iSTAR HQ I GENPAR, INC., a Delaware corporation
iSTAR CTL I GENPAR, INC., a Delaware corporation
ASTAR FRR TX1 GENPAR LLC, a Delaware limited liability company
TRINET ESSENTIAL FACILITIES XXVII, INC., a Maryland corporation
TRINET ESSENTIAL FACILITIES X, INC., a Maryland corporation
SFT II, INC., a Delaware corporation
AUTOSTAR F FUNDING LLC, a Delaware limited liability company
11TH AVENUE B PARTICIPANTION LLC, a Delaware limited liability company
MSK RESORT FINANCE LLC, a Delaware limited liability company
SFI I, LLC, a Delaware limited liability company
CTL I MARYLAND INC., a Delaware corporation
iSTAR BLUES LLC, a Delaware limited liability company
ASTAR G1A NH1, LLC, a Delaware limited liability company
FLORIDA 2005 THEATERS LLC, a Delaware limited liability company
iSTAR BOWLING CENTERS I LP, a Delaware limited partnership
iSTAR BOWLING CENTERS II LP, a Delaware limited partnership
iSTAR HQ I, L.P., a Delaware limited partnership
iSTAR CTL I, L.P., a Delaware limited partnership
ASTAR FRR TX 1 LP, a Delaware limited partnership
iSTAR COLUMBUS CIRCLE LLC, a Delaware limited liability company

By:	/s/ GEOFFREY M. DUGAN
Name:	Geoffrey M. Dugan
Title:	Secretary

Address for Notices:

c/o iStar Financial Inc.
1114 Avenue of the Americas
New York, NY 10036

Attention:	Chief Financial Officer
Fax:	(212) 930-9449
Telephone:	(212) 930-9466
Email:	jburns@istarfinancial.com

with copy to:

Attention:	General Counsel
Fax:	(212) 930-9492
Telephone:	(212) 930-9406
Email:	nmatis@istarfinancial.com

Collateral Trust and Intercreditor Agreement

JPMORGAN CHASE BANK, N.A.,
as First Priority Agent

By:
/s/ CHARLES HOAGLAND
Name:	Charles Hoagland
Title:	Vice President

Address for Notices:

383 Madison Avenue, 40th Floor
New York, NY 10017

Attention:	Charles Hoagland
Fax:	646 328 3041
Telephone:	212 622 8170
Email:	charles.hoagland@jpmorgan.com

Collateral Trust and Intercreditor Agreement

JPMORGAN CHASE BANK, N.A.,
as 2011 Second Priority Agent

By:
/s/ CHARLES HOAGLAND
Name:	Charles Hoagland
Title:	Vice President

Address for Notices:

383 Madison Avenue, 40th Floor
New York, NY 10017

Attention:	Charles Hoagland
Fax:	646 328 3041
Telephone:	212 622 8170
Email:	charles.hoagland@jpmorgan.com

Collateral Trust and Intercreditor Agreement

JPMORGAN CHASE BANK, N.A.,
as 2012 Second Priority Agent

By:
/s/ CHARLES HOAGLAND
Name:	Charles Hoagland
Title:	Vice President

Address for Notices:

383 Madison Avenue, 40th Floor
New York, NY 10017

Attention:	Charles Hoagland
Fax:	646 328 3041
Telephone:	212 622 8170
Email:	charles.hoagland@jpmorgan.com

Collateral Trust and Intercreditor Agreement

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,
as Collateral Trustee

By:
/s/ MARY L. COLLIER
Name:	Mary L. Collier
Title:	Vice President

Address for Notices:

The Bank of New York Mellon Trust Company, N.A.
2 N. LaSalle Street, Suite 1020
Chicago, IL 60602
Attention:	Structured Finance
Fax:	(312) 827-8562
Telephone:	(312) 827-8538
Email:	mary.collier@bnymellon.com

with a copy to:

The Bank of New York Mellon Trust Company, N.A.
2220 Chemsearch Blvd., Suite 150
Irving, TX 75062
Attention:	Document Custodian
Jeffery Cormier
Fax:	(972) 785-3501
Telephone:	(972) 785-5355
Email:	jeffery.cormier@bnymellon.com

Collateral Trust and Intercreditor Agreement

ANNEX I

Trust Security Documents

1.             Security Agreement.

2.             Deposit Account Control Agreements.

3.             Securities Account Control Agreement.

4.             Mortgages.

EXHIBIT A

FORM OF NOTICE OF EVENT OF DEFAULT

[Date]

To:          The Bank of New York Mellon Trust Company, N.A., as Collateral Trustee

Re:          Collateral Trust Agreement, dated as of March 13, 2009, among iStar Financial Inc., iStar Tara Holdings LLC (“Tara Holdco”), iStar Tara LLC (“Tara”), certain other subsidiaries of Tara Holdco, The Bank of New York Mellon Trust Company, N.A., as Collateral Trustee, and the other parties thereto (the “Collateral Trust Agreement”).

An Event of Default has occurred and is continuing under the provisions of the [First Priority Credit Agreement] [2011 Second Priority Credit Agreement][2012 Second Priority Agreement][Second Priority Additional Debt Document][Junior Priority Additional Debt Document].

Terms defined in the Collateral Trust Agreement and used herein shall have the meanings given to them in the Collateral Trust Agreement.

[JPMorgan Chase Bank, N.A.,
as First Priority Agent]

By:
Name:
Title:

[JPMorgan Chase Bank, N.A.,
as 2011 Second Priority Agent]

By:
Name:
Title:

[JPMorgan Chase Bank, N.A.,
as 2012 Second Priority Agent]

By:
Name:
Title:
cc:	c/o iStar Financial Inc.
1114 Avenue of the Americas
New York, NY 10036
	Attention:	Chief Financial Officer
	Fax:	(212) 930-9449
	Telephone:	(212) 930-9466
	Email:	jburns@istarfinancial.com

Attention:	General Counsel
Fax:	(212) 930-9492
Telephone:	(212) 930-9406
Email:	nmatis@istarfinancial.com

Collateral Trust and Intercreditor Agreement

EXHIBIT B

FORM OF JOINDER AGREEMENT

JOINDER AGREEMENT, dated as of                      , 200    , made by                                   , a                                    (the “New Grantor”) in favor of The Bank of New York Mellon Trust Company, N.A., as Collateral Trustee under the Collateral Trust Agreement referred to below (in such capacity, the “Collateral Trustee”).   All capitalized terms not defined herein shall have the meanings ascribed to them in the Collateral Trust Agreement.

W I T N E S S E T H:

WHEREAS, iStar Financial Inc., a Maryland corporation, iStar Tara Holdings LLC, a Delaware limited liability company (“Tara Holdco”), iStar Tara LLC, a Delaware limited liability company (“Tara”) and certain other subsidiaries of Tara Holdco (Tara Holdco, Tara and such other subsidiaries, collectively referred to as the “Grantors”) and the Collateral Trustee and certain other parties have entered into the Collateral Trust Agreement, dated as of March 13, 2009 (as amended, supplemented or otherwise modified from time to time, the “Collateral Trust Agreement”); and

WHEREAS, the New Grantor desires to become a party to the Collateral Trust Agreement in accordance with subsection 6.12 of the Collateral Trust Agreement;

NOW, THEREFORE, IT IS AGREED:

1.             Collateral Trust Agreement.  By executing and delivering this Joinder Agreement, the New Grantor hereby becomes a party to the Collateral Trust Agreement as a “Grantor” thereunder, and without limiting the foregoing, hereby expressly assumes all obligations and liabilities of a “Grantor” thereunder.

2.             Governing Law.  This Joinder Agreement shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

3.             Effectiveness.  This Joinder Agreement shall become effective upon receipt by the Collateral Trustee and Controlling Party of (i) executed signature pages hereto and (ii) the documents, instruments, agreements, and certificates referred to in subsection 6.12 of the Collateral Trust Agreement.

IN WITNESS WHEREOF, the undersigned has caused this Joinder Agreement to be duly executed and delivered as of the date first above written.

[NEW GRANTOR]

By:

Name:
Title:
Address for Notices:
Fax:

EXHIBIT C

FORM OF NOTICE OF DESIGNATION OF ADDITIONAL DEBT

[Date]

To:          The Bank of New York Mellon Trust Company, N.A., as Collateral Trustee

Re:          Collateral Trust Agreement, dated as of March 13, 2009, among iStar Financial Inc., iStar Tara Holdings LLC (“Tara Holdco”), iStar Tara LLC, certain other subsidiaries of Tara Holdco, The Bank of New York Mellon Trust Company, N.A., as Collateral Trustee, and the other parties thereto (the “Collateral Trust Agreement”).

Pursuant to subsection 7.1 of the Collateral Trust Agreement, the Company hereby designates [identify obligations] as “Additional Debt” under the Collateral Trust Agreement.  The “Additional Debt Representative” with respect to such Additional Debt shall be                                 .

Such Additional Debt shall be classified as [Second Priority/Junior Priority] Secured Obligations.

The designation of such obligations as provided above is permitted or is not prohibited, as the case may be, by the First Priority Credit Agreement, Second Priority Credit Agreements and any existing Additional Debt Documents.

Terms defined in the Collateral Trust Agreement and used herein shall have the meanings given to them in the Collateral Trust Agreement.

iSTAR FINANCIAL INC.

By:

Name:
Title:

EXHIBIT D

FORM OF NOTICE OF CANCELLATION

[Date]

To:          The Bank of New York Mellon Trust Company, N.A., as Collateral Trustee

Re:           Collateral Trust Agreement, dated as of March 13, 2009, among iStar Financial Inc., iStar Tara Holdings LLC (“Tara Holdco”), iStar Tara LLC, certain other subsidiaries of Tara Holdco, The Bank of New York Mellon Trust Company, N.A., as Collateral Trustee, and the other parties thereto (the “Collateral Trust Agreement”).

The [Notice of Event of Default] [Notice of Acceleration][Notice of Foreclosure], dated as of                                 , pursuant to the [First Priority Credit Agreement] [2011 Second Priority Credit Agreement][2012 Second Priority Credit Agreement][Second Priority Additional Debt Document][Junior Priority Additional Debt Document], has been cancelled in accordance with subsection 2.1(c) of the Collateral Trust Agreement.

Terms defined in the Collateral Trust Agreement and used herein shall have the meanings given to them in the Collateral Trust Agreement.

[JPMorgan Chase Bank, N.A.,
as First Priority Agent]

By:
Name:
Title:

[JPMorgan Chase Bank, N.A.,
as 2011 Second Priority Agent]

By:
Name:
Title:

[JPMorgan Chase Bank, N.A.,
as 2012 Second Priority Agent]

By:
Name:
Title:
cc:	c/o iStar Financial Inc.
1114 Avenue of the Americas
New York, NY 10036
	Attention:	Chief Financial Officer

Fax:	(212) 930-9449
Telephone:	(212) 930-9466
Email:	jburns@istarfinancial.com

Attention:	General Counsel
Fax:	(212) 930-9492
Telephone:	(212) 930-9406
Email:	nmatis@istarfinancial.com

EXHIBIT E

FORM OF NOTICE OF ACCELERATION

[Date]

To:          The Bank of New York Mellon Trust Company, N.A., as Collateral Trustee

Re:          Collateral Trust Agreement, dated as of March 13, 2009, among iStar Financial Inc., iStar Tara Holdings LLC (“Tara Holdco”), iStar Tara LLC (“Tara”), certain other subsidiaries of Tara Holdco, The Bank of New York Mellon Trust Company, N.A., as Collateral Trustee, and the other parties thereto (the “Collateral Trust Agreement”).

An Acceleration Event has occurred and is continuing under the provisions of the [First Priority Credit Agreement] [2011 Second Priority Credit Agreement][2012 Second Priority Agreement][Second Priority Additional Debt Document][Junior Priority Additional Debt Document].

Terms defined in the Collateral Trust Agreement and used herein shall have the meanings given to them in the Collateral Trust Agreement.

[JPMorgan Chase Bank, N.A.,
as First Priority Agent]

By:
Name:
Title:

[JPMorgan Chase Bank, N.A.,
as 2011 Second Priority Agent]

By:
Name:
Title:

[JPMorgan Chase Bank, N.A.,
as 2012 Second Priority Agent]

By:
Name:
Title:
cc:	c/o iStar Financial Inc.
1114 Avenue of the Americas
New York, NY 10036
	Attention:	Chief Financial Officer
	Fax:	(212) 930-9449

Telephone:	(212) 930-9466
Email:	jburns@istarfinancial.com

Attention:	General Counsel
Fax:	(212) 930-9492
Telephone:	(212) 930-9406
Email:	nmatis@istarfinancial.com

EXHIBIT F

FORM OF NOTICE OF FORECLOSURE

[Date]

To:          iStar Financial Inc.
1114 Avenue of the Americas
New York, NY  10036

Attention:              Chief Financial Officer

Attention:              General Counsel

copy to:

The Bank of New York Mellon Trust Company, N.A., as Collateral Trustee

Re:           Collateral Trust Agreement, dated as of March 13, 2009, among iStar Financial Inc., iStar Tara Holdings LLC (“Tara Holdco”), iStar Tara LLC (“Tara”), certain other subsidiaries of Tara Holdco, The Bank of New York Mellon Trust Company, N.A., as Collateral Trustee, and the other parties thereto (the “Collateral Trust Agreement”).

The Controlling Party has delivered a written direction attached hereto as Annex 1 to the Collateral Trustee instructing the Collateral Trustee to initiate Foreclosure upon the Collateral as described therein.

Terms defined in the Collateral Trust Agreement and used herein shall have the meanings given to them in the Collateral Trust Agreement.

[JPMorgan Chase Bank, N.A.,
as First Priority Agent]

By:
Name:
Title:

[JPMorgan Chase Bank, N.A.,
as 2011 Second Priority Agent]

By:
Name:
Title:

[JPMorgan Chase Bank, N.A.,
as 2012 Second Priority Agent]

By:
Name:
Title: